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                       SECURITIES  AND  EXCHANGE  COMMISSION
                             WASHINGTON,  D.C.  20549
---------------------------------




                                  FORM  8-K

                                 CURRENT  REPORT

                        PURSUANT  TO  SECTION  13  OR  15(D)
                     OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934

                        DATE  OF  REPORT  August 4,  2004
                        DATE  OF  EARLIEST  EVENT  REPORTED):

                           NEW  MEDIUM  ENTERPRISES,  INC.

                             -----------------------
             (EXACT  NAME  OF  REGISTRANT  AS  SPECIFIED  IN  ITS  CHARTER)

                 NEVADA                                         11-3502174

STATE  OR  OTHER  JURISDICTION  OF                        (I.R.S.  EMPLOYER
INCORPORATION  OF  ORGANIZATION)                           IDENTIFICATION  NO.)


  (ADDRESS,  INCLUDING  ZIP  CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                    REGISTRANT'S  PRINCIPAL  EXECUTIVE  OFFICES)


                                 ETHEL  SCHWARTZ

                      CHIEF  EXECUTIVE  OFFICER  AND  PRESIDENT
                                   1510  51  ST.
                                BROOKLYN  NY  11219
                               TEL:  718-435-5291
                               FAX:  718-972-6196


ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE On August 4, 2004 the Company received a $1,000,000 investment from an accredited investor. The company issued 5 Million shares to the Investor at 20 cents (.20) per share. The shares are restricted securities as the term is defined in Rule 144 of Securities Act. As a condition to the funding, the Board named Irene Kuan as Treasurer and Chairman of the Board, positions previously held by Ethel Schwartz. Ethel Schwartz will continue to hold the positions of interim President and Chief Executive Officer. Additionally, the investor has the right to nominate one Member to the Board of Directors. The Board member has not yet been named.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

                          PRIVATE  PLACEMENT  MEMORANDUM
                          NEW  MEDIUM  ENTERPRISES,  INC.
                              A  NEVADA  CORPORATION

                                Offering  Amount
                                  $1,000,0000

                  Price  Per  Share  Twenty  Cents  ($0.20  Cents)  Per  Share
               5,000,000  Common  Shares  @  .20  Cents  per  Share






TOTAL COMMON SHARES  PRICE PER
OFFERED . . . . . .  SHARE      TOTAL PROCEEDS
-------------------  ---------  ---------------
5,000,000 . . . . .  .20 CENTS  $     1,000,000
-------------------  ---------  ---------------


New Medium Enterprises, Inc., a Nevada corporation (the "company") is offering For sale up to 5,000,000 common shares on a "best efforts" basis the shares are Offered by exemption from registration pursuant to rules 505 and/or 506 of Regulation D under the securities act of 1933, as amended and/or under other Federal and state exemptions. The shares are currently traded on the OTC Bulletin board under the trading symbol (NMEN). The offering price has been Determined by the company based on the bid price as of July 2, 2004. (see "risk Factors" and "terms of offering and plan of distribution").

These common shares being offered have not been registered under the securities act of 1933 (the "securities act") and are "restricted securities" as that term is defined in rule 144 under the securities act. The common shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the securities act or pursuant to an exemption from registration under the securities act, the availability of which is to be established to the satisfaction of the company.

These securities have not been approved or disapproved by the securities and Exchange commission or any state securities commission or regulatory authority. Furthermore, these authorities have not passed upon the accuracy or adequacy of this memorandum. Any representation to the contrary is a criminal offense. These Securities involve substantial risks and immediate substantial dilution, and Should be considered only by those persons who can afford the loss of their Entire investment.

The  date  of  this  memorandum  is  July  5,  2004.

(footnotes  from  preceding  page)

(1)    The  offering  is  being  sold  by  company.

(2) Before deducting expenses of the offering for the company's legal, Filing, Accounting fees, printing costs, and other related offering costs Payable by the Company, estimated at $2,000.

(3) The offering is being conducted on a "best efforts" basis, with a Maximum of 5,000,000 common shares for a gross subscription price of $1,000,000 Available For sale. ----------------------------------


     The common shares are offered by the company subject to prior sale, when, as and if delivered to a subscriber, accepted by it, and subject to approval of certain legal matters by counsel. The company reserves the right to withdraw, cancel or modify such offer and to reject any order in whole or in part. Delivery of the common shares will be made to investors promptly upon release from escrow of subscriber funds. This offering is valid for 5 days from the date of this memorandum (unless extended for up to an additional 5 days, in the discretion of the company), unless terminated earlier by the company. (see "terms of offering and plan of distribution").

The shares are currently traded on the OTC Bulletin Board under the symbol NMEN In view of the significant risk factors and restrictions of transfer disclosed Herein, the acquisition of the shares offered hereby should be considered only By persons who can bear the economic risk of their investment.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER APPLICABLE LAW, THE COMPANY'S ARTICLES OF INCORPORATION AND THE SUBSCRIPTION AGREEMENT. THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY FROM ANY PERSON IN ANY JURISDICTION IN WHICH SUCH OFFEROR'S SOLICITATION WOULD BE UNLAWFUL, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO A PERSON TO WHOM IT UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

THIS MEMORANDUM HAS BEEN PREPARED SOLELY FOR THE BENEFIT OF INVESTORS INTERESTED IN THE PROPOSED OFFERING OF THE SHARES AND CONSTITUTES AN OFFER TO AN OFFEREE ONLY IF THIS MEMORANDUM IS DELIVERED TO THE OFFEREE BY THE COMPANY. ANY REPRODUCTION OR DISTRIBUTION OF THIS MEMORANDUM (INCLUDING EXHIBITS HERETO), OR RETRANSMITTAL OF ITS CONTENTS, IN WHOLE OR IN PART, OTHER THAN TO LEGAL, BUSINESS AND TAX ADVISORS (WHO, IN TURN, MAY USE THE INFORMATION CONTAINED HEREIN SOLELY FOR PURPOSES RELATED TO SUCH OFFEREE'S INVESTMENT OR PROPOSED INVESTMENT IN THE COMPANY), WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, IS PROHIBITED.

THIS OFFERING IS BEING MADE IN THE UNITED STATES IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND THE REGULATIONS THEREUNDER FOR AN OFFER AND SALE OF SECURITIES THAT DO NOT INVOLVE A PUBLIC OFFERING. THE SECURITIES OFFERED HEREBY MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF, EXCEPT AS PERMITTED UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

OFFERS AND SALES WILL BE MADE TO PERSONS IN THE UNITED STATES WHO ARE "ACCREDITED INVESTORS" WITHIN THE MEANING OF THE REGULATIONS UNDER THE U.S. SECURITIES ACT AND WHO ARE SOPHISTICATED IN BUSINESS AND FINANCIAL MATTERS, WHO HAVE THE KNOWLEDGE AND EXPERIENCE TO EVALUATE THE MERITS AND RISKS OF THEIR INVESTMENT, WHO HAVE SUBSTANTIAL INCOME, WHO HAVE NO NEED FOR LIQUIDITY WITH RESPECT TO THEIR INVESTMENT AND WHO CAN BEAR THE ILLIQUIDITY OF THE SECURITIES OFFERED HEREBY.

OFFERS AND SALES WILL ALSO BE MADE TO PERSONS OUTSIDE THE UNITED STATES WHO HAVE THE KNOWLEDGE AND EXPERIENCE TO EVALUATE THE MERITS AND RISKS OF THEIR INVESTMENT, WHO HAVE SUBSTANTIAL INCOME, AND WHO HAVE NO NEED FOR LIQUIDITY WITH RESPECT TO THEIR INVESTMENT AND WHO CAN BEAR THE ILLIQUIDITY OF THE SECURITIES OFFERED HEREBY. SEE "RISK FACTORS" SECTION BELOW. PROSPECTIVE INVESTORS OUTSIDE THE UNITED STATES WILL BE REQUIRED TO REPRESENT THAT THEY ARE NOT U.S. PERSONS AND ARE NOT ACQUIRING THE SHARES FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON.

THIS OFFERING IS OFFERED SUBJECT TO WITHDRAWAL, CANCELLATION OR MODIFICATION BY THE COMPANY WITHOUT NOTICE. THE COMPANY SERVES THE RIGHT, IN ITS SOLE DISCRETION TO REJECT ANY SUBSCRIPTION IN WHOLE OR IN PART FOR ANY REASON OR TO ALLOT TO ANY SUBSCRIBER LESS THAN THE NUMBER OF SHARES SUBSCRIBED FOR.

THIS  MEMORANDUM  SHOULD  BE  READ  IN  CONJUNCTION  WITH  THE  EXHIBITS HERETO.

NO PERSON OTHER THAN AS PROVIDED FOR HEREIN, HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS MEMORANDUM IN CONNECTION WITH THE OFFER BEING MADE HEREBY, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY.

THIS OFFERING IS MADE, AND SALES OF SHARES WILL BE MADE UNDER REGULATION D PROMULGATED UNDER THE ACT.

THIS MEMORANDUM INCLUDES CERTAIN STATEMENTS, ESTIMATES AND FORECASTS OF THE COMPANY WITH RESPECT TO THE ANTICIPATED FUTURE PERFORMANCE OF THE COMPANY AND WITH RESPECT TO THE MARKETS OR PROSPECTIVE MARKETS FOR THE COMPANY'S PRODUCTS. SUCH STATEMENTS RELY ON ASSUMPTIONS WHICH ASSUMPTIONS MAY OR MAY NOT PROVE TO BE CORRECT.

THE STATEMENTS CONTAINED HEREIN ARE BASED ON INFORMATION BELIEVED BY THE COMPANY TO BE RELIABLE. NO WARRANTY CAN BE MADE AS TO THE ACCURACY OF SUCH INFORMATION OR THAT CIRCUMSTANCES HAVE NOT CHANGED SINCE THE DATE SUCH INFORMATION WAS SUPPLIED. THIS MEMORANDUM CONTAINS SUMMARIES OF CERTAIN PROVISIONS OF DOCUMENTS RELATING TO THE PURCHASE OF SHARES. SUCH SUMMARIES DO NOT PURPORT TO BE COMPLETE AND ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE TEXTS OF THE ORIGINAL DOCUMENTS, WHICH ARE AVAILABLE UPON REQUEST.

IT IS THE RESPONSIBILITY OF ANY PERSON WISHING TO PURCHASE THE SHARES TO SATISFY HIMSELF AS TO THE FULL OBSERVANCE OF THE LAWS OF ANY RELEVANT TERRITORY OUTSIDE THE UNITED STATES IN CONNECTION WITH ANY SUCH PURCHASE, INCLUDING OBTAINING ANY REQUIRED GOVERNMENTAL OR OTHER CONSENTS OR OBSERVING ANY OTHER APPLICABLE FORMALITIES. JURISDICTIONAL NOTICES FOR CALIFORNIA RESIDENTS.

IT IS UNLAWFUL TO CONSUMMATE A SALE OF THE COMMON SHARES OR ANY INTEREST THEREINOR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OFTHE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

FOR  CONNECTICUT  RESIDENTS

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER SECTION 36-485 OF THE CONNECTICUT UNIFORM SECURITIES ACT AND, THEREFORE, CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES ACT OF THE STATE, IF SUCH REGISTRATION IS REQUIRED, OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

FOR  FLORIDA  RESIDENTS

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE FLORIDA SECURITIES ACT IN RELIANCE UPON EXEMPTION PROVISIONS CONTAINED THEREIN. ANY SALE MADE PURSUANT TO SUCH EXEMPTION PROVISIONS IS VOIDABLE BY THE PURCHASER WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY THE PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER OR AN ESCROW AGENT. A WITHDRAWAL WITHIN SUCH THREE (3) DAY PERIOD WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS SET FORTH IN THIS INVESTMENT SUMMARY, INDICATING HIS INTENTION TO WITHDRAW.

SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THIRD BUSINESS DAY. IT IS ADVISABLE TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME IT WAS MAILED. IF THE REQUEST IS MADE ORALLY, IN PERSON OR BY TELEPHONE, TO AN OFFICER OF THE COMPANY, A WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED SHOULD BE REQUESTED FOR NEW YORK RESIDENTS.

THIS CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL OF THE STATE OF NEW YORK PRIOR TO ITS ISSUANCE AND USE. THE
ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING.

FOR  NEW  JERSEY  RESIDENTS

THE SECURITIES OFFERED HEREIN HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE BUREAU OF SECURITIES OF THE STATE OF NEW JERSEY NOR HAS THE BUREAU PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. THE FILING OF THIS MEMORANDUM DOES NOT CONSTITUTE APPROVAL OF THE ISSUE OR SALE THEREOF BY THE BUREAU OF SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR  PENNSYLVANIA  RESIDENTS

IF YOU HAVE ACCEPTED AN OFFER TO PURCHASE THE SECURITIES MADE PURSUANT TO A MEMORANDUM WHICH CONTAINS A NOTICE EXPLAINING YOUR RIGHT TO WITHDRAW YOUR ACCEPTANCE PURSUANT TO SECTION 207(M) OF THE PENNSYLVANIA SECURITIES ACT OF 1972 (70P.S SECTION 1-297(M)), YOU MAY ELECT, WITHIN TWO (2) BUSINESS DAYS AFTER THE FIRST TIME YOU HAVE RECEIVED A NOTICE AND A MEMORANDUM TO WITHDRAW FROM YOUR PURCHASE AGREEMENT AND RECEIVE A FULL REFUND OF ALL MONIES PAID BY YOU. YOUR WITHDRAWAL WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH THIS WITHDRAWAL, YOU NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY INDICATING YOUR INTENTION TO WITHDRAW. SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED SECOND BUSINESS DAY. IF YOU ARE SENDING A LETTER, IT IS PRUDENT TO SEND IT BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME WHEN IT WAS MAILED. SHOULD YOU MAKE THE REQUEST ORALLY, YOU SHOULD ASK FOR WRITTEN CONFIRMATION THAT YOUR REQUEST HAS BEEN RECEIVED. FOR RESIDENTS OF ALL STATES

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PRIVATE  PLACEMENT  SUMMARY

The following summary is qualified in its entirety by the more detailed Information and the financial statements appearing elsewhere in this Private Placement Memorandum. Each prospective investor is urged to read this private Placement Memorandum in its entirety.


BACKGROUND:

On January 13, 2004, with the consent of 78% of the shareholders, New Medium Enterprises, Inc executed definitive agreements with two separate entities To acquire the business and all of the intellectual property assets of a new and emerging DVD format known as RMD, (Reflective Multi-Layer Disc) and an Agreement with a specialized Scientific Development Team to conduct the R&D activities and development of the technologies acquired.


The RMD format is a high definition proprietary format under development, based on an integration of concepts and inventions made independently by groups of scientists in several European countries, many of which have extensive experience with a multitude of past and present formats of optical storage and in particular with multiplayer optical structures. The technology is designed to usher in high definition TV and high capacity, next generation DVD discs believed to be capable of exceeding current capacity of 4.7GB one layer DVD by ten fold, with later generations up to 100GB. The higher capability is needed because broadcasters and movie studios are planning to take advantage of the emerging high-definition television screens to produce more digital programming with multitrack sound and much better resolution. With the current 4.7GB standard DVD and two layer DVD 9, recording a full featured length film in high definition cannot be achieved. Consequently, the media recording industry, producers, and content providers are eagerly seeking a cost effective solution to this limitation.

Since RMD uses for read/write the current standard: red laser technology, it is anticipated that it will require no significant change to the current mastering and replicating infrastructure of standard DVD and thus it is believed will be easily adaptable for mass marketing with cost efficiency. Competing technologies under development are based on blue-laser which is anticipated to add significant costs to the DVD infrastructure and thus will make the product expensive to the media recording industry, content providers producers, and consumers. Last spring, Tokyo-based Sony Corp. was the first consumer electronics company to begin offering next-generation DVD recorders, for roughly $3800. Sony leads a consortium called Blu-ray Disc, which is pushing one of two competing standards for the design of the discs, players, and recorders that use blue lasers. The group includes 10 major consumer electronics companies, among them Hitachi, Matsushita, Royal Philips Electronics, and Samsung. The other standard, Advanced Optical Disc (AOD), has been proposed by Toshiba and NEC, no AOD-based products are currently available in the market.
AGREEMENTS  &  CONTRACTS
We entered into the following Agreements and arrangements to secure the RMD assets and to assemble the scientific team capable of developing the prototypes and products.

AGREEMENT # 1 On January 13, 2004, New Medium Enterprises, Inc. executed an agreement to acquire all the assets of MultiDisk Ltd. in exchange of the issuance of 38,557,777 shares of New Medium Enterprises, Inc. MultiDisk, is a high capacity optical media and next generation data storage company that holds certain intellectual property assets pertaining to the new emerging proprietary Reflective Multilayer Disc, RMD format.

In connection with the acquisition, we have agreed to provide initial funding out of our available capital of (i) $77,500 to repay a loan, (ii) $25,000 for broker fees, in connection with the acquisitions, (iii) to allocate $185,000 out of our available funds for administrative operations and public company functions and (iv) undertake future payments of $87,000 after we raise accrued amount of $500,000.

Agreement  #  2:

In a separate transaction on January 13, 2004, New Medium executed an agreement to acquire all of the RMD intellectual property held assets held by Tri-GM International S.A. in exchange of the issuance of 27,792,999 shares of New Medium Enterprises, Inc. Tri-GM International S.A. holds all of the complementary intellectual property assets pertaining to the technologies of the RMD format.

In connection with the acquisition, we have agreed to undertake future payments of $87,000 after we raise accrued amount of $500,000.

AGREEMENT # 3 On January 13, 2004, New Medium Enterprises executed a Scientific Development Agreement with PG, Engineering S.A. in exchange of the issuance of 6,255,000 to PG Engineering and/ or their designees. PG Engineering S.A. consists of a unique scientific and entrepreneurial team with many years of experience in optical storage Media development and specifically with properties of multi-layer optical structures. In accordance to the Agreement, R&D activities will be designated to PG Engineering SA The overall management will be carried out from our Company's headquarters in New York and offices in London. We will provide initial funding of $302,000 out of our available funds and we will be responsible for the overall direction of the project. All intellectual property, patents, equipment, know-how, and products will belong without exception to us.

SUMMARY  OF  CONSIDERATIONS  PAID:

Aggregate  common  shares  to  be  issued  to  above  parties
72,605,776

Aggregate funds to be allocated for repayment of Loan and broker fees and future operations & Development
$589,500

Aggregate  future  payments  to  be  made
$174,000

See  Also  Page  18  -2001  Stock  Options  Plan

CAPITALIZATION:

Via consent of 78% of the shareholders of New Medium Enterprises, Inc. we raised our authorized common shares from 100,000,000 to
 200,000,000  shares.

Common  Shares  Outstanding  Prior  to  the  Acquisitions
19,541,444

Shares  issued  pursuant  to  the  Acquisitions  &  Development  Agreement
72,605,776

Common  Shares  Outstanding  After  the  Acquisitions  &  Development
92,147,220


Shares  issued  Subsequent  to  the  Acquisitions
200,000

Total  Outstanding  Shares  as of most recent date:   92,497,220
Shares of common stock underlying Warrants issued to original subscribers and other parties Exercise
prices  range  from .25 to $1.50      =  10,603,000

Shares  underlying  the  Warrants  issued  pursuant  to  the
 2001  Stock  Option  Plan  Exercise  price  is  .045
8,000,000

Shares  that  will  be  underlying  the  Warrants  to  be
 issued  pursuant  to  the  2004  Stock  Option  Plan  =
5,000,000

Total  potential  future  issuances  based  on  outstanding  and
To  be  issued  shares  underlying  Options  &  Warrants  =
23,603,000


FORWARD  LOOKING  STATEMENTS

Some of the information in this 8-K Report or the documents we incorporate by reference in this 8-K Report may contain forward-looking statements. You can identify forward-looking statements by the use of forward-looking language such as "will likely result," "may," "believes," "is expected to," "is anticipated to," "is forecasted to," "is designed to," "plans to," "predicts," "seeks," "estimates," "projects," "intends to" or other similar words. Important factors that could cause actual results to differ materially from expectations include:

..  Failing  to  produce  a  workable  prototype.

..  failure  to  raise  sufficient  capital  to  fund  business  operating plans;
.. market conditions and demand for new optical storage Media development and storage technology;

.. our competitors' ability to successfully develop new technologies to satisfy demand for data storage;

.. difficulties in achieving sales, gross margin and operating expense targets based on competitive market factors;

.. difficulties in competing successfully in the markets for new products with established and emerging competitors;

..  difficulties  with single source supplies, product defects or product delays;


.. difficulties in forming and maintaining successful joint venture relationships;

..difficulties in obtaining, maintaining and using intellectual property protections
;

..  changes  in  data  storage  technological  protocols  and  standards;

.. difficulties in state, federal, foreign and international regulation and licensing requirements;

..  litigation  actions  by  directors,  employees,  investors  and  others;

..  limited  operation  and  management  history;

..  dependence  on  key  personnel;

..  other  factors  discussed  in  this  8-K  Report


OUR  COMPANY  HISTORY:
We were organized in the State of Nevada on August 2, 1999 under the name Shopoverseas.com Inc. On July 10, 2000, we changed our name to New Medium Enterprises, Inc. We were formed for the purpose establishing a portfolio of Internet related businesses, including (i) the development of our -Commerce
Software Platform-CodeTrek (ii) Acquisition and planned development of our Broadband internet Services platform, (iii) and a portfolio of websites designed for internet commerce.


RECENT  DEVELOPMENTS:

As a result of steadily declining market conditions severely impacting the markets for our CodeTrek proprietory software, for our Broadeo Wireless business, and for our portfolio of internet web sites, during 2001 we decided to abandon indefinitely allocation of our resources to these assets, and further to write off all of the assets on our books pertaining to the above businesses so that we can preserve our resources for an acquisition of a business. For the past two years we have been in negotiations with numerous acquisition targets in an attempt to find a suitable acquisition for our Company. On December 15,2003, the Board of Directors voted in favor acquiring the above assets with intention of developing RMD as our core business.
ACQUISITION  OF  RMD  ASSETS  &  BUSINESS

For the past 5 years, leading companies of the DVD Forum have been investing heavily in research to provide DVDs with an order of magnitude which is considerably greater in storage capacity than what is available at present. The driver for this research has been the advent of digital television and the broadcast of High Definition Television (HDTV) programs. There are government-backed activities on both sides of the Atlantic forcing the pace of conversion to digital television but as yet we are not aware of a convenient way for the consumer to play back HDTV recordings - A feature length film in HDTV format requires a greater capacity of memory space than what is currently the standard of 4.7GB. What is needed, therefore, is a medium that will offer sufficient capacity for a DVD designed for high definition, but which can be retailed relatively cheaply as a consumer product.

REFLECTIVE MULTILAYER DISC TECHNOLOGY (RMD) is based on an integration of concepts and inventions made independently by groups of scientists in several European countries, many of which have extensive experience with a multitude of past and present formats of optical storage and in particular with multi-layer optical structures. RMD appears to shows every sign of being able to meet this requirement. RMD provides for a disc which in format, dimensions, weight, and coding will conform to the standards set for DVD, minidisk and, indeed, other information carriers. Additionally, the optical reader/player can be made compatible with current DVD formats. The difference is that a RMD can be built with 20 data-bearing layers, as against the current maximum of two for DVD 9. It is possible therefore, using this technology, to produce RMD with 100GB of memory space.

From the commercial/industrial point of view, the particular advantage of the RMD invention - as against other ongoing lines of research - is that while the technology is cutting edge and there is a patent application covering the multiple laminations - and also the optical paths between them and the reader - it does not impose any fundamental change on current DVD manufacturing processes nor in the way in which content is replicated. The RMD drive is very similar to the standard DVD player, there being only small modifications needed for the multilayer readout option. Thus the production of both the drivers and the discs themselves could be taken on at existing DVD manufacturing facilities with a minimum of upheaval. For that reason, RMD can be presented as an upgrade, offering considerable added value, without commensurate increases in production costs.

The feasibility of the RMD has only been proved at laboratory level and, encouragingly, in-house technical audits to date have not brought to light any significant technological or engineering risks. That is not to say that full development is free of challenges. The aim is to have a first prototype finished during the second half of 2004. At its conclusion, it will be possible to demonstrate the recording and playback of a multiple layer disc and driver with the ability to read all layers without any cross-talk, static or loss of quality whatsoever.

THE  BASIS  FOR  THE  RMD  TECHNOLOGY:

Since it is extremely difficult to reliably put more than two layers onto a single disc the industry was forced to seek a solution with the higher-frequency, higher-resolution, and much more expensive blue laser. This direction offers more data per layer, yet remains limited at 2 layers. The RMD Scientific Team has chosen to solve the problem of the medium itself instead of resorting to changing the laser. They have developed and patented a technique that puts multiple layers (up to 20) on a single disc with no quality loss in the content stored and read from all layers. The scientific team undertook and succeeded in this amazing achievement with minimal changes to the hardware structure of current red laser DVD players. We believe, this will prove a significant advantage as the temperamental blue-laser technologies require significant and expensive changes in production facilities both for DVD players and the disc-media themselves. (Sony's released blue laser has a retail price tag of 3.800 USD in Japan), whereas the initial non-automated production cost of RMD unit is likely to be around current high end DVD's(approximately USD $200).

MARKET  OPPORTUNITY

Our product relates to the huge, and extremely fast growing, sector of the data storage market - optical disc storage - of which DVD formats have an effective monopoly presently. According to the International Recording Media Association
(IRMA) in the year 2001 CD sales globally amounted to 8.8 billion units, providing USD 3.1Bn in revenue to the recording industry. In 2002, this rose to around 10 billion units earning USD 5Bn. However, over the last two years, there have been signs that the CD market has become saturated and is now yielding to the demand for a carrier with greater capacity, namely the DVD. DVD replication is now the most promising segment of the whole data optical storage market. The IRMA report shows that 849 million DVD-video units, 16 million DVD-audio and 63 million DVD-ROM units were produced last year. For 2003, IRMA predicted almost two billion DVD-video units, a hundred million DVD-audio and more than two hundred million DVD-ROM units will be produced worldwide. The sales of high definition programs have expanded into many markets, especially in the US, with particular emphasis on the delivery of popular sports programs. Quoting Joseph
A. Flaherty, Senior Vice President of CBS Television at The Home Entertainment Show 2002: "HDTV is alive, healthy and growing in America and conditions for its rapid expansion are all in place. Expansion requires an ample supply of HD programs, HD distribution systems and HD packaged video systems". He continued, "As to programming, HDTV programs are readily available in quantity and have been for many years virtually all of the CBS prime time entertainment programming (broadcasting) is in HDTV".

The FCC is phasing in the tuner requirement, starting with the largest, most expensive televisions TVs 36 inches or larger must have the tuners by July 2004, while most smaller sets will get them by July 2007. More immediately, all TV stations in the US are required be capable of broadcasting digital TV by the end of 2007. Whilst the US is effectively in the vanguard of the move to digital TV, European and Asian countries are following closely on their heels. It goes without saying, therefore, that there is already an established demand for an HD packaged video system to keep abreast of HDTV and, indeed, digital cinema - essentially in the form of an optical disc. DVD replication is now the most promising segment of the whole data optical storage market.
OUR  COMPETITION:

While Blu-Ray development and other developments by Toshiba & NEC continue to face a number of serious technical challenges with both the disc and the reader, and is reported to be still some distance from being a fully viable product, we estimate that RMD could go into commercial production very quickly. Moreover, there is no theoretical or practical reason why blue laser technology might not be applied to RMD when, in the fullness of time, it does come on stream. In fact, that would multiply the storage capacity of a blue laser DVD to around 200GB. Finally, it is worth noting that the retail price of "DVD-Blue" unit is presently priced at 3.800USD in Japan for Sony's first Blue Laser DVD. Whereas the initial non-automated production cost of RMD unit is likely to be around USD $200.

The challenge for us to persuade the DVD Forum of the advantages RMD is anticipated to be enormous. The campaign to achieve acceptance will begin as soon as possible after the completion of the prototype as it is anticipated that success with our prototype will attract significant attention in the markets of the Western world. Additionally, there is another huge market to be considered:

China and its sphere of influence. For some time now, China has been unhappy with the domination of the sector by the DVD Forum and its imposition of charges for the application of DVD formats. In an effort to break free from its strictures, the Chinese Government is sponsoring research into alternative formats. We hopes to become an important player and provider of the necessary know how in order to assist several multinational companies in their hunt for a competitive advantage over other consortiums in the battle for the next generation DVD standard.

FUTURE  PRODUCTS  PLANNED:

It has been mentioned that the usual CD/DVD technology does not allow manufacturing discs with more than two layers (from one side). In contrast RMD technology allows building discs (and players) with 5, 10 up to a maximum of 20 layers. Our product is a multi-layered reflective disc. Its format, dimension, weight, coding, technological and operational standards, as well as the corresponding parameters of the drives/players (including reading rate and power consumption) can meet if chosen by us the regular standards of CD, DVD, minidisk and other existing information carriers.

First  generation  products  ROM  (pre-recorded)

First generation products are compatible with the present DVD technologies and inexpensive commercial red lasers. Nevertheless, we believe their characteristics are not inferior and even superior to the "blue" DVD products under development.

RMD-HDTV ROM (pre-recorded), 120mm polycarbonate 1.2 mm thick single-sided disc. Total capacity 18GB-36GB. Variable bitrate 18 Mbs-60Mbs. Main applications - High Definition TV (1080i, 1080p and 720p standards) and Digital Cinema.

Second  generation  products

RMD HDTV ROM (pre-recorded), 120 mm polycarbonate 1.2 mm thick double sided disc. Total capacity over 70GB. Main application- Digital Cinema.

RMD - R (recordable), 120 mm polycarbonate 1.2 mm thick single sided disc. Total capacity-16GB-32GB
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Third  generation  products.

At the time when the blue laser technology becomes cheap and reliable we shall start manufacturing "RMD-Blue" 10- layer and 20- layer RMD. It means up to 200 GB capacity for a 120 mm discs, as compared with 30 GB capacity of the "blue" pre-recorded discs theoretically promised (by Toshiba and Nec).


THE  BUSINESS  MODEL

We plan to pursue discussions with the major players in each of the several consortiums in the global arena of DVD manufacturing. We plan to offer our patented knowledge and know how on how to manufacture hi-capacity multi-layer discs and players with marginal cost increases. We believe these discs holding up to 100GB will generate royalty and license fees on a per-unit basis. Since our multi-layer technology is applicable to both red- and blue-laser technologies, we are not limited to dealing with a single consortium or company in the current standards war. When having the first prototype ready, we believe we will rapidly transform ourselves from a pure R&D company into a licensing operation with the sole objective of signing the most effective suite of top-level agreements for our shareholders. We seek to make sure that all players and discs in the future are capable of using our technology.

THE  OPPORTUNITY:

We believe that RMD is an innovation which is capable of meeting the near term demand for a HD-packaged video system as a consumer product; capable in the near term of having the capacity for sufficient data for a HDTV full length feature film and, after development, up to 100GB using conventional red laser technology or 200GB if implemented in blue laser devises. We believe we hold a major advantage in the dynamic invention that lets it become implemented in any of the two major technologies of the future (red and blue laser). There are a wider range of advantages if applies to red laser such as the very low cost in production since the invention needs very little change in production lines and hardware structure. For red laser we believe we will have the capability to run all old formats of DVD which is a major advantage from a consumer perspective. The fact that we are not aware of any other company capable of producing multiple layers disc and player devises provide the core opportunity for us to become successful, and for every day that passes and the battle for dominance in controlling the forthcoming DVD standard, the more opportunity will be created for us to get attention and the ability to build mutually beneficial partnerships in the industry. All focus at the moment lies in creating the long anticipated first prototype and have it sent to awaiting companies that are eagerly awaiting its return for trial periods and testing.
THE  TECHNOLOGY

INTRODUCTION:

An entirely different method of recording data is used for optical discs. The word optical resonates a relationship to light. To make an optical disc, tiny lasers create peaks and valleys in a plastic layer on a circular disc. In the device that reads the optical disc these peaks and valleys are read as 1's and 0's by shining another laser on the disc. The most common size of optical disc is the CD-ROM, which stands for Compact Disc - Read Only Memory. It looks just like an audio CD. Almost all software is being distributed on CDs now. The CDs that contain commercial software are of the Write Once Read Many (WORM) variety. They can't be changed once they are created. This is where the ROM part comes from. What you need for backup storage of changing data are rewritable discs. These use a different material for the laser to work on that can be softened and lasered again.

DVD - Digital Video Disc (Also known as Digital Versatile Disc). DVD technology uses a very short wavelength laser beam to read pits from the spinning platter. The technology used is MPEG-2 for video and AC-3 for audio. A decoding I/O card is needed to decompress the data. This card can be an ATAPI or SCSI card. The standard DVD holds 4.7GB of information on one side of the platter. DVD discs which are double sided ( data on both sides of the disc) must be manually flipped in order to play the other side of the disc. There are 3 types of DVD drives, Read Only, Recordable and Rewritable with standard capacity of 4.7GB.

The world data storage market needs low-cost high-capacity formats that have substantially greater capacity than the current standard of 4.7GB. Quasi-Reflective Multilayer Disc technology- RMD- offers a solution which is predicated on increasing capabilities by multiplication of number of layers. RMD technology uses proprietary read-out principle and proprietary quasi-reflective disc construction resulting in dramatic reduction of interlayer cross talk. RMD technology is based on classical DVD machinery, technologies and inexpensive commercial red lasers. Our red laser based products (RMD) is anticipated to be equivalent to the "blue" products in their capacity and speed parameters, and is anticipated to compete directly with the latter. However, we believe that our technology has a resolute advantage - technological simplicity of disc and drive manufacturing. A leading Japanese company (Toshiba, public report October 2001) admitted that the blue laser replicated discs (ROM) may not be attainable at all in the context of existing DVD manufacturing technologies. Reliable replication of pits of the size appropriate for blue laser technology in industrial mass production environment would require total refurbishing of all existing DVD production machinery with vastly more complicated and expensive ware. This is in addition to the difficulties related to blue lasers themselves: they are less reliable and by far more expensive than red lasers. The layer structure of a RMD looks like a conventional DVD layer. The main difference is that the information layers are made using quasi-reflective proprietary technology. As a result, a laser beam when reflecting from RMD layer generates no interference with a signal reflected from the surface outside the information pits ("land" in professional lingo). RMD-disc is a stack of thin 20-30 microns (micrometers) plastic sub-layers bonded to each other. Each of those layers is manufactured by replication from standard masters, made as a rule from nickel, (masters) in DVD or other formats.

Each information layer is manufactured by replication-like technology using standard DVD like masters and machinery. Unlike in the case of the present conventional reflection discs, in RMD discs, interlayer cross talk is drastically diminished. It is this cross talk caused by parasitic interference of multiple reflected coherent signals that in particular establishes the 2-layer limit for DVD. The appropriate technology has already been developed and it is the principle know-how of our RMD Team. This technology helps to avoid the optical interference principle of reading that is currently used in the DVD, and provides the basis for multi-layer RMD. The multi-layer quasi-reflective ROM technology of RMD is based on the technology elements taken from the marriage of the elements of semiconductor photolithography and the usual replication technology.

RMD technology has been designed in laboratory conditions for RMD disc production to be compatible with current DVD industrial infrastructure and we believe this technology will be adopted for mass production with relative ease. RMD technology, as well as DVD technology, is based on polymer materials (polycarbonate, etc.), so the manufacturing price per unit will be close to that of DVD.

One of the key advantages of the RMD technology is its nearly complete compatibility with DVD production machinery. The drive for reading the multi-layer discs will require insignificant modification with respect to standard DVD drives. RMD may use existing DVD drives with some redesigning (proprietary) of the optical head, therefore the commercialization and upgrading of our disc/drive technologies to mass production scale is anticipated to be cost effective. Our proprietary technology has the following technological advantages:

High Data capacity: multiple-fold data capacity increase over a single-sided DVD, (we anticipated that when blue lasers are commercially available there will still be a similar advantage over conventional blue laser discs). Cost: We believe the production cost of RMD will be commensurate with that of DVD. We believe that existing DVD equipment may be used for the manufacturing process provided there are two additional operations, the cost of which we estimate will not exceed 5% of the total production cost. We believe the cost will be definitely lower than the cost of "blue" discs.

Proven manufacturing processes: no extra development of special equipment is needed for manufacturing and mass production of discs and drives. Mass production opportunity: cost effective mass production technology close to DVD replication technology.

Like FMD technology (Fluorescent Multi-layer Disc developed by Constellation 3D, Inc., at present bankrupt), multi-layer RMD technology uses inexpensive red lasers. However, compared to the former, the RMD technology boasts at least three key advantages:


The magnitude of response RMD signal is nearly 1000 times higher than that of the FMD (theoretical calculations). We believe that this simplifies disc and drive manufacturing when compared with FMD. (The fluorescence is a weak phenomenon and as a result the FMD signal in all probability is also weak. It is our view that weak signal would make hard to obtain the standard level of signal to noise level).

RMD technology does not use sensitive organic dyes. Application of unfamiliar chemical Technologies is highly disturbing for the optical storage community of engineers. RMD will be surely a more comfortable technology for acceptance by industry.

Service life of RMD discs is anticipated to be at least the same as of DVD discs.


It is inevitable that questions would be raised as to the similarity between RMD and FMD technologies. Brief discussion should help to understand the difference. The basic assertion of FMD technology (made public many times) is that multilayer discs are possible only if the response signal triggered by the reading laser beam is non-coherent. This is why the response signal used in FMD is fluorescent response rather than the reflected laser beam. As far as the usual structure of DVD is considered the claim seems to be correct. The calculations of our RMD team seem to corroborate the fact that it would be difficult to avoid destructive diffraction and other negative optical effects of coherent response signal in more than two layers of DVD structure.

The RMD technology discovered the method of minimizing the above difficulties even though the reflected laser beam signal remains coherent. Thus we can use the quasi- reflected laser beam as response signal and at the same time avoiding its destruction that would be typical under usual conditions such as are in DVD structure.

Thus the basic physics and technology of RMD is fundamentally different from FMD. This holds true for both the disc and the drive. We are confident that the RMD's physical structure will inspire the whole optical data storage community and will facilitate industrial support for the HDTV and Digital Cinema markets.

The First Generation products (see above) based on classical DVD technologies and inexpensive commercial red lasers are equivalent to the projected "blue ray" DVD products in their capacity and speed parameters, and they directly compete with the latter. However, they have decisive advantages - relative technological simplicity of the disc and drive manufacturing and in consequence dramatically lower cost.

Disc: RMD requires 0.4 micron technology as for a standard DVD; The "blue" ones need 0.2-micron technology. It requires quite incredible accuracy of replication of the pits edges and depth. Such accuracy although possible in laboratory conditions presents real challenge for the modern mass production.

Drive: RMD may use existing DVD drives with some redesigning of the optical head. The "blue" discs of the same capacity require: "blue" lasers - the laser cost alone is substantially higher than the cost of commercial DVD drives, while the prospect for the development in the near future of some new inexpensive technology is questionable; high aperture optics (NA 0.8) puts extreme demands on the disc's production precision and homogeneity. In conjunction the drive's tracking and focusing system becomes very complicated and expensive; drives are very different from the existing DVD drives. Replication production equipment of "blue" discs should be quite different, despite the assertions by some companies that it would be "essentially the same". Recent admissions made by Toshiba are revealing in this respect. Pricing. The production cost of "blue ray" player is presently estimated as over USD 1.800.(RMD player will cost 1/10th, approximately USD $180-$200.

It appears that the prospects for the developing in the near future of inexpensive and reliable "blue" ROM disc and drive reaching the requirements of HDTV markets are not bright.

Nevertheless, it should be emphasized that we also foresee the future generations of RMD based on blue lasers. However the multilayer structure will allow a proper reduction in tolerance demands as applied to one information layer and at the same time the increase in capacity of the discs which will never be achieved in the framework of the usual blue laser DVD's. As the semiconductor industry recognizes and it is on the verge of manufacturing of 3D transistors , similar expectations are anticipated for the storage carriers. There is no way to comply with the Moore Law unless 3D principle of recording and storage of data is adopted by optical storage industry. In this sense the FMD technology pioneered by Constellation 3D Inc. was a valid and sensible one. However the technological solutions proposed are different and vastly simpler for implementation and integration into the existing industrial environment.

INTELLECTUAL  PROPERTY  PROTECTION:

I The first comprehensive patent titled "Multi-layer quasi-reflective media and method of its manufacturing" has been filed initially as a provisional US patent application with the enlarged version prepared as regular PCT & US application which has been submitted recently. This patent covers the basic technological principles and processes of manufacturing of RMD. In addition, as per the acquisitions of MultiDisc and TriGM International S.A. we are acquiring a portfolio of researched and isolated patentable inventions related to RMD technologies for which we plan to apply for patent protection in the future. It is also expected that we will develop new derivative concepts, as well as supplementary technological solutions and processes, resulting in patents and/or know-how, which will be expanded upon and enhance the original RMD concept and intellectual property.


GENERAL  RISKS:

With the acquisitions of the RMD business and intellectual property assets, We are subject to certain risks and uncertainties. In considering whether to acquire our common stock, you should carefully consider the risk factors described below. You should consider these risk factors, together with all of the other information in this 8K and the documents we have incorporated, before you decide to purchase shares of our common stock.

The following risks and uncertainties are not the only ones we face. Risks and uncertainties which either we do not know about or we currently believe are immaterial may also materially impair our business operations. If any of the following risks occur, our business, results of operations, financial position or cash flows, could be materially adversely affected. In that event, the trading price of our common stock could decline, and you may lose all or part of your investment.

TECHNOLOGY  RISKS

We have no history of revenue, and expect to continue to incur operating losses until such time as our first generation products achieve commercial acceptance.

We have no revenue history and therefore we have not achieved profitability. We expect to continue to incur operating losses for the foreseeable future at least until such time the first generation products are commercialized, and only provided we are able to generate fees through royalty agreements and joint venture agreements. Any fees we could potentially generate would most likely not occur until and unless the actual products are produced after validation of the industrial prototype.

We have never generated any revenues or profits, and there is no assurance that, in the future, we will be profitable on a quarterly or annual basis. We anticipate that we will continue to incur losses until, at the earliest, our first generation of products achieve commercial acceptance and we generate enough revenue from the sale or licensing of our products to offset our operating costs. We have limited capital resources.


OUR  LIMITED  OPERATING  HISTORY  MAKES  IT  DIFFICULT TO EVALUATE OUR BUSINESS.

We have not yet generated any revenues from the sale of products. We are at the initial prototype level. We do not anticipate generating material revenue from the sale of products in the foreseeable future. Accordingly, there are no meaningful period-to-period comparisons of our operating results from which to evaluate our performance. The lack of performance history of our products, our limited forecasting experience and processes and the emerging nature of our target markets makes forecasting our future sales and operating results difficult.

We cannot assure you that any revenues generated in the future, if any, will be sufficient to finance the complete cost of our research and development. We will require significant additional funds before we achieve positive cash flow from operations. Our future capital requirements and profitability depend on many factors, such as the timely success of product development projects, the timeliness and success of joint venture and corporate alliance strategies and our marketing efforts. Terms on which we may raise additional capital may include restrictions that could create difficulties in obtaining future financings, limit our options for changing the business and cause substantial cash flow problems. Any equity raises of additional stock or convertible debt financing which we obtain, if any, could result in substantial dilution to stockholders.

WE  WILL  NEED  TO  RAISE  ADDITIONAL  FUNDS  WITHIN  THE  FIRST  SIX  MONTHS.

We have relatively significant operating capital needs and only very limited capital resources. Pursuant to our Agreement with PG Engineering, S.A. out of our available funds, we will allocate $302,000 of our resources to PG Engineering, for the development of the first stage of the Prototype. In addition, we will allocate $77,500 for repayment of a loan, and $25,000 for broker fees in connection with the acquisitions plus an additional $185,000 to be utilized for expenses incurred in administrative and public company functions. It is assumed that these funds will last about four to six months following the acquisitions

WE  WILL  NEED  TO  RAISE  SEVERAL  MILLION  IN  ADDITIONAL  CAPITAL  TO SUSTAIN
OPERATIONS.

Although we have outstanding Warrants that are exercisable at prices between .50 and $1.50, that could potentially, if exercised in full, generate in excess of $12,000,000 for the Company, there is no assurance that the price of the stock will appreciate during our first year, to induce the warrant holders to exercise their warrants.

If the stock trades below the warrant exercise price, warrant holders will not exercise their warrants, since the warrant is out of the money. Consequently, we may have to raise additional capital through Private Placements of equity shares. If we are unable to secure additional sources of capital we will need to substantially curtail our level of research and development efforts and other activities. We anticipate that we will require substantial additional financing to fund our working capital requirements. There can be no assurance, however, that additional funding will be available or, if available, that it will be available on terms acceptable to us. There can be no assurance that we will be able to raise additional cash if our cash resources are exhausted. Our ability to arrange such financing in the future will depend, in part, upon the prevailing capital market conditions as well as our business performance and the success of our prototypes.

OUR PRODUCTS ARE STILL IN THE DEVELOPMENT STAGE AND HAVE NOT YET GAINED COMMERCIAL ACCEPTANCE.


PROTOTYPE  RISK:

In order to produce a product we must first prepare a prototype which can demonstrate that the product will work as intended. While initial RMD lab tests conducted for the prototype proved to be very promising and reliable, further testing may result in some limiting factor that would make the technology useless or less useful than anticipated. Such a risk would have the greatest adverse effect on the value of the technology, and therefore could have a material adverse effect the price of our shares. In that event, the trading price of our common stock could decline, and you may lose all or part of your investment

The Milestone Plan sets out a timing schedule for the various phases of the development. There is no assurance that the actual development will proceed in accordance to the plan. The first milestone is due in May 2004. There is no assurance that this milestone or any future milestone is met. Failure to fulfill one or more milestones will have a material adverse effect on our company and on the price of the stock
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TESTING  EXECUTION  -  RISKS  -

The current development plan is based on our current understanding of what equipment might be needed and what testing might need to be done. As disc and drive design, assembly and testing progresses, additional needs may be identified and cause changes in the costs, schedule and order of testing, which may have an adverse effect on our company and on the price of our stock.
RISKS  IN  COST  ESTIMATES  FOR  FUTURE  MASS  PRODUCTION:

These risks are the most difficult to assess at this stage of development. Changes might occur in the estimated cost of equipment needed for commercial RMD mass production and distribution. An important attribute of our technology is that it is based on standard red laser technology which we believe will result in minimum infrastructure costs as opposed to the competing Blue-Ray products, which are believed to require significant infrastructure costs. This is the most important competitive edge we may have over industry giants such as Sony and the Blu-Ray consortium, and other giants such as Toshiba and NEC, and others. In the event the cost for mass producing the products proves to be materially more expensive than anticipated it may cause the product to be to too expensive as a result of the higher than anticipated production cost, and thus less competitive with the Blu-Ray products or other products developed by industry giants such as NEC and Toshiba which may have a material adverse effect on our company and on the price of our stock.

INTELLECTUAL  PROPERTY  RISK:

WE CANNOT ASSURE YOU THAT WE WILL SUCCESSFULLY PROTECT OUR RMD TECHNOLOGY AND ENFORCE OUR INTELLECTUAL PROPERTY RIGHTS.

Intellectual property Risks - Our initial patent application has not yet been fully assessed by a patent office, so there is still a possibility, that some prior art or similar recent application may be found that would significantly reduce the value of intellectual property which would have a material adverse effect on our company and the price of our stock.


We have applied for our initial patent entitled MULTILAYER REFLECTIVE INFORMATION CARRIER AND METHOD FOR MANUFACTURING THEREOF. In addition, as per the acquisitions of MultiDisc and TriGM International S.A. we are acquiring a portfolio of researched and isolated patentable inventions which include various components of RMD technologies for which we plan to apply for patent protection in the future. Although the scientific team believes that all of the inventions are novel and merit patent protection, there is no assurance that patents will be granted for each or any of these inventions. Failure to receive patent protection on these inventions may have an adverse effect on our company and on the price of our stock.

We expect to develop trade secrets and may seek patent or copyright protection for trade secrets. We cannot assure you that we will develop trade secrets or seek patent or copyright protection for any or all of them. We have entered into and intend to enter into confidentiality and non-disclosure agreements to protect one or more trade secrets which we or our employees or independent contractors may develop, but we cannot assure you that we will do so or that the appropriate parties will maintain the confidentiality necessary to protect our trade secrets. A failure to maintain one or more trade secrets could have a material adverse impact on us.

We may offer products in the U.S. and in foreign countries based on the patented Reflective Multilayer Disc (RMD). However, certain countries in the Pacific Rim and elsewhere may not offer the same degree of intellectual property protection that the U.S., European Community and Japan afford. Therefore, we may be unable to enforce our patent rights in those jurisdictions, even if we are able to obtain intellectual property rights.

We cannot guarantee that any patents, copyrights, trade secrets, trademarks or domain names that we develop or obtain will provide sufficient protection to us. Furthermore, we cannot assure you that other parties will not challenge the validity of our intellectual property results or that other parties will not assert affirmative defenses to infringement or dilution. If another party succeeds in developing optical data storage technology comparable to RMD without infringing, diluting, misusing, misappropriating or otherwise violating our intellectual property rights, our financial condition may materially suffer.


In the future, a court, patent office or other authority may deem one of our employees or contractors and not us to be the legal owner of one or more patents, patent applications or other intellectual property, which is material to protecting our data storage technology. Our Agreement with PG Engineering S.A. and as well as their Agreement with subcontractors require that their employees and contractors assign to us all right, title and interest in and to the intellectual property that was developed for us. However, we cannot assure you that we will obtain legal ownership of one or more licenses to use the intellectual property, which an authority deems to be the property of our employee or contractor, on satisfactory terms. Our failure to obtain the legal ownership of, or one or more licenses to use, the intellectual property may have a material adverse effect on our business or financial results.

WE MAY REQUIRE ADDITIONAL TECHNOLOGY IN ORDER TO SUCCESSFULLY DEVELOP AND LICENSE OUR TECHNOLOGY.

We believe that we have researched a substantial amount of technology for our products for which we intend to seek patent protection. However, we may need to develop or acquire some additional technology in order to produce products that are ready for commercial sale or licensing. If we cannot develop the additional technology that we need in order to be able to sell the products, we may have to purchase technology from others. We cannot promise or accurately forecast whether we will succeed in performing these acquisitions.

Business  Risk:

DEPENDENCE  ON  KEY  PERSONNEL

We depend upon certain key personnel, and we may become unable to maintain or attract, knowledgeable and experienced personnel vital to our financial success.

In order to succeed, we depend upon our ability to attract and retain highly qualified technical and management personnel, including experts in the field of optical storage technology and the sciences underlying such technology. We cannot assure you that we will be able to attract and retain the qualified personnel we need for the business. We have entered into an Agreement with PG Engineering, S.A. for the research and development of the prototypes and Commercializing the Products. Should any of the required crucial scientists leave PG Engineering our research and development efforts and capabilities might be adversely impacted. A departure of required scientist could delay our ability to successfully market or bring our products to market. Qualified scientists and other technical personnel are in high demand and are often subject to competing offers. We face competition for such personnel from other companies, research and academic institutions, government entities and other organizations. We do not currently maintain "key man" insurance for any personnel. We have attempted to retain our key personnel, by providing them with attractive incentive packages, which include competitive salaries and stock option grants. However, we cannot assure you that these incentives will guarantee retention of our key employees.

WE  MAY  BECOME  FINANCIALLY  DEPENDENT  ON  ONE OR A SMALL NUMBER OF CUSTOMERS.

Because we are a research and development company, we have not developed a customer base for our products. We hope to establish joint ventures and licensing arrangements with strategic partners to license RMD technology. In the future, it is possible that we, the joint ventures and licensees will have sales to one or a small number of customers which equal ten percent or more of our consolidated revenues. This would subject us to depending on that supplier or joint venture partner, which could have an adverse effect on our company and on the price of our shares.

CONCENTRATION OF OWNERSHIP OF OUR COMMON STOCK AMONG THE SHAREHOLDERS TO WHOM WE ISSUED SHARES IN EXCHANGE OF THE RMD ASSETS, INCLUDING NEWLY APPOINTED OFFICERS AND DIRECTORS, MAY PREVENT CURRENT AND NEW INVESTORS FROM INFLUENCING SIGNIFICANT CORPORATE DECISIONS.

Pursuant to the acquisitions of the business and RMD Technology assets, we will be issuing an aggregate of 72,605,776 shares in exchange of the RMD assets and for the scientific team who will be developing the prototypes and products. Prior to the acquisitions, our outstanding common shares was 19,541,444.
Following the acquisitions, we will have an aggregate of 92,147,220 common shares outstanding Of which 79% percent of the shares will be owned by the shareholders and designees Of MultiDisc, Ltd. TriGM International S.A. and PG Engineering S.A. In addition, these shareholders will have the ability to influence or control the management of our day-to-day operations, business and affairs. Accordingly, this concentration of ownership may harm the market price of our common stock by: delaying, deferring or preventing a change in control in us; impeding a merger, consolidation, takeover or other business combination involving us; or discouraging a potential acquirer from making a tender offer or otherwise attempting to obtain control of us.

PROVISIONS OF CORPORATE LAW AND OUR CERTIFICATE OF INCORPORATION COULD DETER TAKEOVER ATTEMPTS.

The provisions of the corporate law of our state of incorporation and our certificate of incorporation could make it more difficult for a third party to acquire control of us, even if the change of control would benefit the stockholders.

COMPETITION:

The market for our technology is very competitive, is subject to rapid technological changes and varies for different individual products. We believe that there are potentially many competitive approaches being pursued in competition to our technology, including some by private companies for which information is difficult to obtain. Most all of our competitors have significantly greater resources, more product candidates and have developed product candidates and processes that directly compete with our technology. Our competitors may have developed, or could in the future develop, new technologies that compete with our technology or even render our technology obsolete. Our technology is designed to produce high capacity, next generation discs that could effectively compete with the current blue-ray products being produced by Industry Giants such as Sony, NEC, Toshiba, etc. Even if we are able to demonstrate improved or equivalent results, researchers and practitioners may not use our technology and we will suffer a competitive disadvantage. As a result, we may be unable to compete successfully in the market place which could have a material adverse effect on the price of our stock.

INDUSTRY  RISKS:

OUR  EXPECTED  PRODUCTS MAY BE SUBJECT TO VARIOUS LEGAL AND REGULATORY CONTROLS.

We are unaware of any particular electrical, telecommunication, environmental, health or safety laws and standards that will apply to our products. While we do not anticipate special regulations of our products, we cannot assure you that we will not have to comply with laws and regulations of domestic, international or foreign governmental or legal authorities. Compliance with these laws and regulations could have a material adverse affect on us.

WE FACE INTENSE COMPETITION IN THE HIGH CAPACITY OPTICAL MEDIA AND NEXT GENERATION DATA STORAGE INDUSTRY:

Philips, Sony and other members of the DVD Forum are aggressively working on an alternative solution for HD video packaging known as "Blu-Ray" technology. In essence, Blu-Ray replaces the current DVD red laser optical reader with a blue one. While the shorter wavelength of blue light gives it the resolution needed to read much smaller pits, and hence provides for an increase in data capacity on the disc, it does mean a departure from current red laser technology with concomitant technical risks and additional costs. Additionally, we estimate that there are numerous enterprises currently researching, developing or producing other types of next generation DVD technology, which we consider to be our material competitors. We expect that some competitors will continue to have significant market shares. Our competitors may further increase their market shares through mergers, acquisitions and research and development.

While we believe that RMD products and joint venture and licensing strategies will result in competitive advantages, we cannot assure you that we will obtain or maintain any of such advantages over time. Furthermore, we cannot assure you that a competitor will not invent a superior technology, or that our products and services will be able to penetrate the data storage market. Many of our current and potential competitors have or may have advantages over us such as greater financial, personnel, marketing, sales and public relations resources.

Existing or future competitors may develop or offer products that provide significant performance, price, creative or other advantages over products that we offer.

WE MAY BE UNABLE TO OBTAIN SUFFICIENT COMPONENTS ON COMMERCIALLY REASONABLE OR SATISFACTORY TERMS, WHICH MAY HAVE A MATERIAL ADVERSE IMPACT ON OUR FINANCIAL CONDITION.

It is common in the data storage technology manufacturing and assembly industry for certain components to be available only from a few or sole-source suppliers. We cannot assure you that the key components for future products will be available from more than a few suppliers. Therefore, we, our joint ventures and our licensees may experience difficulty in obtaining a sufficient supply of key components on a timely basis. We hope to develop relationships with qualified manufacturers with the goal of securing high-volume manufacturing capabilities, thus controlling the cost of current and future models of our future products.

We cannot assure you that we will be able to obtain a sufficient supply of components on a timely basis or on commercially reasonable terms. The same supply and cost problems could adversely affect our sales of products. The inability to obtain sufficient components and equipment, to obtain or develop alternative sources of supply at competitive prices and quality or to avoid manufacturing delays, could prevent joint ventures from producing sufficient quantities of our products to satisfy market demand. Additionally, in the case of a component purchased exclusively from one supplier, joint ventures could become unable to produce any quantity of the affected products until the component becomes available from an alternative source. These problems could cause delays to product shipments, thereby increasing the joint venture's material or manufacturing costs or causing an imbalance in the inventory levels of certain components. Moreover, difficulties in obtaining sufficient components may cause joint ventures and licensees to modify the design of our products to use a more readily available component. These design modifications may also result in product performance problems. Any or all of these problems 8 could result in the loss of customers, provide an opportunity for competing products to achieve market acceptance and otherwise adversely affect our business and financial results.

Due to potential intellectual property claims and litigation that parties may initiate against us, we may suffer economic losses and become unable to research, develop or license the sale or manufacture of the technology.

As is typical in the data storage industry, other parties may in the future notify us of claims that may be infringing, diluting, misusing, misappropriating or otherwise violating our intellectual property rights. It is impossible to predict the outcome of such potential claims, and we cannot assure you that the relevant authorities will resolve the potential claims in our favor. We also cannot assure you that an unfavorable resolution of a claim will not have a material adverse effect on our business or financial results. In particular, there has been significant litigation in the data storage industry relating to infringement of patents and other intellectual property rights. We cannot assure you that future intellectual property claims will not result in litigation. If another party were to establish infringement, dilution, misuse, misappropriation or any other intellectual property rights violation, we or our joint ventures might have to pay substantial damages, or courts might enjoin us from developing, marketing, manufacturing and selling the infringing products in one or more countries. In addition, the costs of engaging in intellectual property litigation can be substantial regardless of outcome. If we seek licensure for intellectual property that we cannot otherwise lawfully use, we cannot assure you that we will be able to obtain such licensure on satisfactory terms. We might not own intellectual property that we believe we own or that we need in order to successfully research, develop and license our technology.

RISKS  RELATED  TO  OUR  COMMON  STOCK

THE  MARKET  FOR  OUR  COMMON  STOCK  MAY  BE  ILLIQUID.


Historically the trading volume of our common stock has been nominal. There can be no assurance that volumes will increase to a consistently higher level or that holders of the shares will be able to sell their shares in a timely manner or at all.

WE  MAY  EXPERIENCE  VOLATILITY  IN  OUR  COMMON  STOCK  PRICE.

The stock market and especially the stock prices of technology companies have been very volatile. This volatility may not be related to the operating performance of the companies. The broad market volatility and industry volatility may reduce the price of our common stock without regard to our operating performance. The market price of our common stock could significantly decrease at any time due to this volatility. The uncertainty that results from such volatility can itself depress the market price of our common stock.


We do not expect to generate cash flow from operations for the foreseeable Future. Consequently, we will be required to raise additional capital against the issuance of equity which will cause dilution to existing shareholders. There is no assurance that we will be successful in raising additional capital under acceptable terms.

DOUBT ABOUT OUR ABILITY TO CONTINUE OPERATIONS AS A "GOING CONCERN"; YOU MAY LOSE ALL OF YOUR INVESTMENT IF WE ARE UNABLE TO CONTINUE OPERATIONS.


Our ability to continue as a going concern is subject to substantial doubt given its current financial condition and requirements for additional funding. There can be no assurance that we will be able to obtain sufficient funds to continue the development of and, if successful, to commence the sale of our products and services under development. As a result of the foregoing, we anticipate that our auditors will express substantial doubt about our ability to continue as a going concern. If we cannot continue as a going concern, then you may lose all of your investment.


WE  ARE  CONSIDERED  A  PENNY  STOCK

Our stock is characterized as a Penny Stock which has a huge adverse effect on the price and liquidity of our stock. The regulations relating to penny stocks limit the ability of broker-dealers to sell our common stock and thus affect the ability of shareholders to sell their common stock in the secondary market which may have a material adverse effect on the price of our stock.

INVESTORS WHO NEED IMMEDIATE OR FUTURE INCOME SHOULD REFRAIN FROM THE PURCHASE OF OUR COMMON STOCK.

We do not intend to pay dividends to the holders of our outstanding common stock in the foreseeable future. Investors who need immediate or future income by way of dividends from their investment should refrain from the purchase of our common stock.

 SUBSTANTIAL  DILUTION  TO  OUR  COMMON  STOCK  AS  A  RESULT  OF  ACQUISITONS:

The transactions herein described are extremely dilutive to our existing shareholders. We are issuing an aggregate of 72,605,776 shares in exchange of the RMD assets and for the scientific team who will be developing the prototypes and products.


Prior to the acquisitions, described herein, our outstanding common shares was 19,541,444. Following the acquisitions, we will have an aggregate of 92,147,220 common shares outstanding Of which 79% percent of the shares will be owned by the shareholders and designees Of MultiDisc, Ltd. TriGm International S.A. and PG Engineering S.A. As a result our existing shareholders will realize substantial dilution to the common stock which could have a material adverse effect on the price of our shares.

Consequently, based on existing warrants, stock options, and future issuance of shares pursuant to the 2004 stock option plan an additional 23,603,000 shares may be issued in addition to the 92,147,220 outstanding after the acquisition.

On a fully diluted basis, and providing all of the warrants and options are exercised, we will have an aggregate of 115,750,022 outstanding common shares which will cause significant dilution to existing and future shareholders.

Common Shares Outstanding Prior to the Acquisitions 19,541,444 Shares issued pursuant to the Acquisitions & Development Agreement 72,605,776 Common Shares Outstanding After the Acquisitions & Development Agreement 92,147,220

Shares of common stock underlying Warrants issued to original subscribers and other parties Exercise prices range from .50 to $1.50 10,603,000

Shares underlying the Warrants issued pursuant to the 2001 Stock Option Plan Exercise price is .045 8,000,000

Shares that will be underlying the Warrants to be issued pursuant to the 2004 Stock Option Plan. To be awarded in the future 5,000,000

Total potential future issuances based on outstanding and To be issued shares underlying Options & Warrants = 23,603,000.

In addition, to the subscriber warrants, and options underlying our 2001 and 2004 stock option plans, any future issuance of shares of convertible instruments Could adversely affect the market price of our common stock and impair our ability to raise additional capital through the sale of equity or equity-related securities. Sales of substantial amounts of our common stock in the public market in connection with acquisitions and other Agreements described herein, may have a material adverse effect on the price of our stock.

A significant portion of the 72,605,776 shares issued pursuant to the acquisitions herein described will become eligible for resale pursuant to Rule 144 one year after the closing of these transactions and Shareholder approval. In addition, other exemptions may be available for sales of such Restricted securities held by non- affiliates.

PLANS  OF  OPERATIONS:
Below  are  the  Plans  of  Operations  following  the  Acquisitions:
We believe that with the acquisitions of all of the business and intellectual property assets as described above, we are in a position to capitalize on the core technology for RMDs. As a result of our Agreement with PG Engineering S.A. we have a highly qualified diverse group of scientists who will be Devoting their time to developing the prototypes and the products.

PG Engineering Inc. consists of a unique scientific and entrepreneurial team with many years of experience in optical storage Media development and specifically multi-layer technology. We have entered into a long term Agreement with PG Engineering for the development of the prototypes and products. The overall management will be carried out from our headquarters in New York and offices in London. We will provide initial funding out of our available funds and we will be responsible for the overall direction of the project. All intellectual property, patents, equipment, know-how and products will belong without exception to us.

The initial plan is to have the components of RMD outsourced at the labs of several European and U.S. locations while also considering other suitable arrangements. The integration of prototypes and porting of the content in a format proprietary for RMD is anticipated to be done in the US. The IP of RMD, including all know-how, will be assigned to, and owned by us.

We have budgeted for our business for the period until the initial prototype is produced which we estimate to be between four to six months following closing of the acquisitions and the signing of the Services Agreement with PG Engineering, S.A.

Upon Closing we will have available for our operations post acquisition, the sum equal to $287,500.00 of which $77,500.00 shall be paid to extinguish the Visson Loan and $25,000 to the broker. The balance of $185,000 will be allocated to rent in our London office and administrative functions in the London Office, and public company functions in The New York office.

In addition, we will have available in cash held in a segregated account of New Medium Enterprises, Inc. the sum of $302,000 to be available exclusively to PG Engineering S.A. after shareholder approval. These funds will be used for the development of the prototype, by PG Engineering and subcontractors in accordance with the Development and Milestone Plan. It is estimated that these funds will be sufficient to fulfill the initial first stage milestone:

1st  Stage:  TARGET:

The first material milestone is anticipated to demonstrate RMD & Drive at approximately 14 GB, up to 36 Mbs variable bit stream, HD signal & decoding. We anticipate that even at this early stage while demonstrating the validity of technology we believe we will in fact show a close approximate of the first product. The first material milestone is scheduled to be completed around the second half of 2004.

There is no assurance that the available funds will be sufficient for the above purposes. Furthermore, there is no assurance that the initial milestone or any milestone thereafter will be met.

Although we have outstanding Warrants that are exercisable at prices between .50 and $1.50, that could potentially, if exercised in full, generate in excess of $12,000,000 for our Company, there is no assurance that the price of the stock will appreciate during our first year, to induce the warrant holders to exercise their warrants.

If the stock trades below the warrant exercise price, warrant holders will not exercise their warrants, since the warrant is out of the money. Consequently, we may have to raise additional capital through debt or Private Placements of equity shares. If we are unable to secure additional sources of capital we will need to substantially curtail our level of research and development efforts and other activities. We anticipate that we will require substantial additional financing to fund our working capital requirements. There can be no assurance, however, that additional funding will be available or, if available, that it will be available on terms acceptable to us. There can be no assurance that we will be able to raise additional cash if our cash resources are exhausted. Our ability to arrange such financing in the future will depend, in part, upon the prevailing capital market conditions as well as our business performance and the success of our prototypes.

Our ability to continue as a going concern is subject to substantial doubt given its current financial condition and requirements for additional funding. There can be no assurance that we will be able to obtain sufficient funds to continue the development of and, if successful, to commence the sale of our products and services under development. As a result of the foregoing, we anticipate that our auditors will express substantial doubt about our ability to continue as a going concern. If we cannot continue as a going concern, then you may lose all of your investment.

CHANGE  IN  MANAGEMENT  &  CONTROL:

Concurrent with the acquisition, the following changes were made to the management team.

Ethel  Schwartz,  our  current  President  and  CEO   remains in her current
position on an interim basis for the foreseeable future. In the future, when we are technically advanced and financially capable, it is contemplated we will seek to recruit an industry heavyweight for the position of CEO, The following additional officers have been appointed.

Dr.  Alex  Libin  Chief  Operations  Officer

Yehudit  Hirsch  Corporate  Secretary

Irene  Kuan  Chairman,  &  Treasurer

RESIGNATION  OF  ORIGINAL  DIRCTORS:

As part of the Acquisition Agreements, the following officers have resigned from their current positions and will relinquish Their Board seats:

Hyman  Schwartz
Eva  Beilus

DIRECTORS  AND  EXECUTIVE  OFFICERS

 Name  Age  Position
-------------------  ---  --------------------------

Ethel Schwartz 54 Chief Executive Officer, President, Director Dr. Alex Libin 59, Chief Operations Officer, Director
Irene  Kuan  48  Treasurer,  Chairman
Yehudit  Hirsch  28  Corporate  Secretary

INFORMATION  CONCERNING  OFFICERS  &  DIRECTORS:

ETHEL SCHWARTZ: CEO, PRESIDENT, & DIRECTOR: (age 54) Ethel will remain as Chairman and CEO of our company on an interim basis for the foreseeable future. Ethel has been President, Chief Executive Officer, Treasurer and founder of our company since its inception. Since March 1996, Ethel has been an officer and director of Hyett Capital Ltd which is currently engaged in mergers and acquisitions, & consulting. She is currently employed with Grand Capital Corp. on a part-time basis as a stockbroker where she devotes less than 3 hours per month in her employment. Ethel brings a wealth of knowledge in finance and experience in securities and public Company operations and regulatory compliance, as well as diversified business experience.

DR. ALEXANDER LIBIN: CHIEF OPERATIONS OFFICER & DIRECTOR: Since 2002, Dr. Libin has been the Co-Director for Sciences, at the Israel Interuniversity Center for Academic Cooperation with CIS, Hebrew University, Jerusalem, Israel. From 1998-2002, he has been a Senior Vice-President for International Management and System Integration, Memory Devices 1966 Ltd., Rehovot , Israel. From 1995-1998 he was Senior Advisor for Russian Affaires, at The Prime Minister's Office, Tel-Aviv Israel. From 1991-1995 he served as a Secretary, in the Israeli Embassy in Moscow. Dr. Libin brings substantial experience in operations, science and technology, with demonstrated ability to pick major technological issues as prime target and to pursue the transformation of innovative technological ideas into a working final product. Dr. Libin is the father of Yehudit Hirsch.

     IRENE KUAN, TREASURER, & CHAIRMAN: Irene Kuan was appointed Chairman and Treasurer effective August 4, 2004. Irene is a qualified accountant and has more than 20 years experience in the accounting profession in the United Kingdom. She has vast experience in audits of large public limited companies and has worked in the Insurance, Investments, Property and Retail Management industries. From November 2003 to the Present she has been employed by Visson Technologies U.K as Finance Director. From May 2003, until November 2003 she was on a Sabbatical. From August 2, 2002 to May 2003, she was employed as an accountant and financial consultant to Euromaz Group. From April 2002 to until August 2002 , she was self employed in Real Estate renovation. From December 2001 to April 2002 Irene was employed by Hardy Underwriting Group where she served in a finance operations capacity. From April 1991- November 2001 she was employed by Arig Insurance company Limited from in an Accounting & operations capacity. She has worked at management level in the United Kingdom for the last 8 years and is now at Board management, holding several finance directorship of UK companies, including a public company. Irene will manage the company's finances and will contribute towards the company's future expansion plans. Irene currently hold finance directorship in the following companies: Silicon Valley Plc, Visson Displays Limited, HD Clearview Limited, Siptelcom Limited Wilton Business Solutions Limited, & Wilton Claims Ltd.

YEHUDIT HIRSCH: SECRETARY: Yehudit received her law degree from Tel Aviv University School of law in March 1999, and finished her studies toward LLM degree in NYU School of Law in 2003. From May 2000 to July 2002, she practiced law as an associate at M. Seligman &Co, one of Israel most prominent law firms. Upon graduation from Tel Aviv University Law School, Ms. Hirsch was employed as a Post Graduate Trainee for the period of the mandatory legal training (Law Clerck), by I. Amihud Ben-Porath, Hamou &Co, in Tel Aviv. During the last year of her studies, Ms. Hirsch has clerked for Hon. Justice Asher Grunis at the Tel-Aviv District Court (lately appointed to the Israeli Supreme Court. Yehudit has extensive experience in corporate, business, labor, and employment law.
Yehudit  is  the  daughter  of  Dr.  Alex  Libin.

 EXECUTIVE  COMPENSATION  POLICY

The Board of Directors approves the compensation of our executive officers, including salaries, bonuses and stock option plans. The policy of the Board of Directors is to maintain executive compensation at levels that will permit us to attract, motivate and retain individuals with superior managerial abilities. The levels of compensation are intended to reward individual initiative and achievement, while motivating our executives to increase shareholder value by improving our performance and profitability. In reviewing salaries, the Board of Directors considers factors such as the responsibilities of the position, corporate progress toward achieving objectives and individual performance, experience and expertise. In determining our executives' overall compensation, the Board of Directors also reviews certain compensation levels at other companies because the Board of Directors believe that we compete for executive talent with companies in addition to those in our peer group.

Since our Company has always had a limited budget, our Chief Executive Officer received her compensation in the form of restricted common stock in lieu of a cash salary based on the fair market price of restricted stock at time of issuance in accordance to the Schedule below:


EXECUTIVE  COMPENSATION  HISTORY:

From the inception of our Company, Ethel Schwartz has not been paid any cash salary. She has, however, been compensated in company shares issued to her based on the fair market value for restricted stock at the time of the issuance, in lieu of cash salaries for services rendered to the Company as follows:

Services  Period  Compensation


FROM:  TO:    FMV       PRICE   SHARES
8-99.  10-01  $150,000  .03375  4,444,444
10-01  10-02    50,000    .025  2,000,000
10-02  12-03    62,000   .0559  1,112,000




The issuance of these shares, and the stock options described below, constitutes the only compensation Ethel has received from our company since its inception.

Stock  Options

We did not grant stock options in 1999. Likewise we have not granted stock options in 2000.

2001  STOCK  OPTION  PLAN:
On January 14, 2004, via consent of 78% of the shareholders of our Company the 2001 Stock Option Plan was ratified.

Pursuant to our 2001 stock option plan, we granted stock options to various officers and directors as follows:

5,000,000 stock options granted to Ethel Schwartz, CEO. Options are exercisable at .045. which is the fair market price on the day the options were granted. Options are valid until 2008.

2,000,000 stock options granted to Eva Beilus, Secretary & V.P. Options are exercisable at .045. which is the fair market price on the day the options were granted. Options are valid until 2008.

1,000,000 stock options granted to Hyman Schwartz, Director. Options are exercisable at .045. which is the fair market price on the day the options were granted. Options are valid until 2008.


Transfer by warrant holders pursuant to the 2001 stock option plan of 37.5% of Warrants underlying the 2001 stock option plan, to the seller.

To induce the Sellers to enter into an Asset Purchase Agreement with our company, all of the option holders of our 2001 stock option plan agreed to transfer to the Seller and/or their designees, on a pro-rata basis an aggregate of 37.5% of the warrants issued to each, underlying the 2001 stock option plan. Accordingly the option holders position following the transfer will be as follows:

Option Holder 2001 Stock Option Plan Transferred Position After Option Holders Original Issuance To Seller Closing

Ethel Schwartz  5,000,000  1,875,000  3,125,000
Eva Beilus . .  2,000,000    750,000  1,250,000
Hyman Schwartz  1,000,000    375,000    625,000



We  did  not  grant  any  stock  options  for  2002,  and  2003.

2004  STOCK  OPTION  PLAN:

The 2004 Stock Option plan allows the aggregate issuance of 5,000,000 Warrants underlying the common shares which will be issued to both employees and scientists working on the development. The portion of the plan is a necessary adjunct to the budget we have allocated for PG Engineering to incentivize the specialized scientists who will be developing the technology. The portion related to employees will utilized in lieu or in addition to salaries or other compensation as the Board of Directors believe is consistent with the Boards Executive Compensation Policy. On April 24, 2004, the Board of Directors voted to price the option on the fair market value as of April 24, 2004, which was ..25 cents per share.

FUTURE  EXECUTIVE  COMPENSATION:

We have not entered into any employment agreements with any of our executive staff for future compensation accept for a consultancy fee of $3,000 per month to Dr. Alex Libin.

CERTAIN  BENEFICIAL  OWNERS:

The following table describes, beneficial ownership of our Common Stock by persons known to us to own more than 5% of such stock and the ownership of Common Stock by our directors, and by all officers and directors as a group.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS & MANAGEMENT REFLECTING THE ACQUISTIONS

Identity  of Stockholder Percentage of Or Entity Shares Owned Shares Owned   (1)






ETHEL SCHWARTZ . . . . . . . . . . . . . . . .       12,534,444        (2)       14%
 ------------------- -----

SOUTHWARK PROPERTIES                                 6,009,778 . . . . (3) (4)  .065%
-------------------- ------------------- -----
MAY LTD. . . . . . . . . . . . . . . . . . . .       23,304,249        (3) (4)   25%
-------------------- ------------------- -----
TRIGM INTERNATIONAL. . . . . . . . . . . . . .       22,442,999        (5)       24%
-------------------- ------------------- -----

ALL OFFICERS &
DIRECTORS AS A
GROUP. . . . . . . . . . . . . . . . . . . . .       12,534,444        (2)       14%


1) Pursuant to the rules and regulations of the securities and exchange commission, shares of common stock that an individual or entity has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or entity, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person or entity shown in the table.


(2)  Includes 8,484,444 common shares owned by Ethel Schwartz, CEO. Additionally
Hyman  Schwartz,  a  director  of  our  company  prior  to the acquisitions owns
300,000 common shares. In addition Ethel Schwartz owns 3,125,000 warrants underlying the 2001 stock option plan, and Hyman owns 625,000 of the warrants underlying the 2001 stock option plan. Hyman is Ethel's spouse.

(3) (4) Ann Kellgren has controlling interest and is the beneficial owner of all of the shares for both May Ltd. and Southwark Properties. Ann was an original investor in MultiDisc, Ltd.

(4) Sergei Litvak is the authorized signatory and has controlling voting power of of 29% of Tri GM International and has voting agreements with holders of additional 24.5% of their shares.

DILUTION FOLLOWING THE ACQUSITIONS:

Our existing shareholders have been subject to substantial dilution as a result of these acquisitions and scientific development agreement. We will be issuing an aggregate of 72,605,776 shares in exchange of the RMD assets and for the scientific team who will be developing the prototypes and products

Prior to the acquisitions, described herein, our outstanding common shares of was 19,541,444. Following the acquisitions, we will have an aggregate of 92,497,220 common shares outstanding Of which 78% percent of the shares will be owned by the shareholders and designees Of MultiDisc, Ltd. TriGm International
S.A. and PG Engineering S.A. As a result our existing shareholders will realize substantial dilution to the common stock which could have a material adverse effect on the price of our shares. In addition, since the acquisitions the
 Company issued an additional 350,000 common shares.

We currently have outstanding warrants and stock options that if exercised will cause additional substantial dilution, as follows.

Consequently, based on existing warrants, stock options, and future issuance of shares pursuant to the 2004 stock option plan an additional 23,603,000 shares may be issued in addition to the 92,497,220 outstanding after the acquisitions and recent issuances.

On a fully diluted basis, and providing all of the warrants and options are exercised, we will have an aggregate of 116,100,022 outstanding common shares which will cause significant dilution to existing and future shareholders.

In addition, to the subscriber warrants, and options underlying our 2001 and 2004 stock option plans, any future issuance of shares of convertible instruments Could adversely affect the market price of our common stock and impair our ability to raise additional capital through the sale of equity or equity-related securities sales of substantial amounts of our common stock in the public market in connection with acquisitions and other Agreements described herein, may have a material adverse effect on the price of our stock.
SHARES  ELIGIBLE  FOR  FUTURE  SALES:

In addition to shares issued to founders and to insiders which are eligible for resale in accordance to Rule 144, a significant portion of the 72,605,776 shares issued pursuant to the acquisitions herein described will become eligible for resale pursuant to Rule 144 one year after the closing of these transactions and Shareholder approval. In addition, other exemptions may be available for sales of such Restricted securities held by non- affiliates.

Shares  of  common  stock underlying Warrants issued to original subscribers and other  parties  Exercise  prices  range  from  .50  to  $1.50  10,603,000

Shares  underlying  the  Warrants  issued pursuant to the 2001 Stock Option Plan
Exercise  price  is  .045  8,000,000

Shares  that  will  be underlying the Warrants to be issued pursuant to the 2004
Stock  Option  Plan.  To  be  awarded  in  the  future  5,000,000

Total  potential  future  issuances based on outstanding and To be issued shares underlying  Options  &  Warrants  23,603,000

VOTE  BY  CONSENT  OF  SHAREHOLDERS:

Via consent of 78% of the shareholders of New Medium Enterprises, Inc. the following Items have been voted upon on and consented on January 14, 2004:

(i) Acquisition of the assets of MultiDisk, LTD as reflected in the Agreement dated January 5th, 2004;

(ii) Entering into a service Agreement with P.G. Engineering S.A. as reflected in the Agreement dated January 6th, 2004.

(iii) Acquisition of the assets of TriGM International as reflected in the agreement dated January 6th, 2004;

(iv) The amendment of NMEN's Certificate of Incorporation to increase the authorized shares of the company from 100,000,000 to 200,000,000 million;

(v)  The  approval  of  the  2001  stock  option  plan

(vi)  The  approval  of  the  2004  stock  option  plan.

(vii)  Election  of  the following Directors: Ethel Schwartz, Chairman & CEO Dr.
Alex  Libin,  Chief  Operations  officer,  &  Director



NON-CUMULATIVE  VOTING

The holders of shares of Common Stock of New Medium Enterprises, Inc. do not have cumulative voting rights, which means that the holders of more than 50% of such outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose. In such event the holders of the remaining shares will not be able to elect any of New Medium Enterprises, Inc.'s directors.

DIVIDENDS

The payment by New Medium Enterprises, Inc. of dividends, if any, in the future rests within the discretion of its Board of Directors and will depend, among other things, upon New Medium Enterprises, Inc.'s earnings, its capital requirements and its financial condition, as well as other relevant factors. New
Medium  Enterprises,  Inc.  has  not  paid or declared any dividends. Due to New
Medium Enterprises, Inc.'s present financial status and due to its contemplated financial requirements, New Medium Enterprises, Inc. does not contemplate or anticipate paying any dividends on its common stock in the foreseeable future.

TRANSFER  AGENT

New  Medium  Enterprise  transfer  agent is Old Monmouth Transfer Stock Transfer
Company,  200  Memorial  Parkway, Atlantic Highlands NJ 07716 Tel: 732-872-2727.

WHERE  YOU  CAN  FIND  INFORMATION  ABOUT  US:

     We  are  located  at  1510  51  St.  Brooklyn,  NY. Our telephone number is
     718-435-5291.  Our  Fax  Number  is  718-972-6196  Email  Address:
     Shareholders@nmen.net. Company Home Page is www.nmen.net. We file all our reports on the Edgar Database of the SEC. You can access all of our filings on www.sec.gov. Enter New Medium Enterprises, Inc. All of our filings from inception are posted on the SEC website.

TERMS  OF  OFFERING  AND  PLAN  OF  DISTRIBUTION

TERMS  OF  OFFERING

New Medium Enterprises, Inc., a Nevada corporation (the "Company") is offering for sale up to 5,000,000 Common Shares on a "best efforts" basis The shares are offered by exemption from registration pursuant to Rules 505 and/or 506 of Regulation D under the Securities Act of 1933, as amended and/or under other federal and state exemptions. The shares are currently traded on the OTC
Bulletin Board under the trading Symbol (NMEN). The share offering price is $0.20 (Twenty One Cents) Per Share. In the event that the Shares are not sold within 5 days of the date of this Memorandum, the Offering may be extended for up to an additional 5 days, at the discretion of New Medium
Enterprises,  Inc.  The shares are subject to Rule 144 and cannot be sold prior
To one year from date of investment.

SUBSCRITION  DOCUMENTS  &  WIRE  TRANFER  OF  FUNDS


A completed and signed subscription agreement must be faxed to the Company at the fax number below

New  Medium  Enterprises,  Inc.
1510  51  St.
Brooklyn,  NY  11219
Tel:  718-435-5291
Fax  #  718-972-6196

The subscription document, when approved, will be returned to Subscriber's fax number. Hard copies to follow by both the Subscriber and the Company.
Proceeds from the sale of shares shall be transmitted by wire transfer to the Company at the banking coordinates below:


The Shares are offered by New Medium Enterprises, Inc. subject to prior sale, when, as and if delivered to and accepted by it, and subject to approval of certain legal matters by counsel. New Medium Enterprises, Inc. reserves the right to withdraw, cancel or modify such offer and to reject any offer in whole or in part. Delivery of the Shares will be made to investor promptly upon receipt of signed subscription document and wire transfer of funds.

In  order to subscribe to purchase the shares, a Subscription Agreement (Exhibit
1) must be completed and the investor must deliver the Subscription Agreement with a wire transfer of funds. Subscriptions may be rejected in whole or in part by New Medium Enterprises, IncAny subscriptions rejected shall be returned to the subscriber. Any funds received for subscriptions rejected by the Company, will be promptly returned to the subscriber.


     INVESTOR  SUITABILITY  STANDARDS

Investment  in  the Shares involves a high degree of risk. (See "RISK FACTORS").
Accordingly, investment in the Shares is suitable only for persons of adequate financial means who have no need for liquidity with respect to their investment and have sufficient net worth to sustain a complete loss with respect to their investment.

Shares will be sold only to qualified either meet any applicable investor suitability standards imposed by the laws of their state of residence and/or are accredited investors as defined in Rule 501 of Regulation D under the Securities
Act. Some states may require that the amount of an investor's investment not exceed 10% of the investor's net worth. In addition, each such investor must have such knowledge and experience in financial and business matters that such investor is capable of evaluating the merits and risks of the investment in New
Medium Enterprises, Inc., or is relying upon a qualified offeree representative in making the investment decision.

Under some state securities laws, suitability standards may be different from the foregoing. To assure compliance with these standards, New Medium
Enterprises, Inc. may require such written representations from each investor as New Medium Enterprises, Inc. deems necessary or appropriate, including those contained in the Subscription Agreement. New Medium Enterprises, Inc. will further require that each investor agree to indemnify and hold New Medium
Enterprises, Inc. harmless from any liability which may arise against New Medium
Enterprises, Inc. from or out of any misrepresentation by any investor. Any such representations will be reviewed to determine the suitability of the prospective investor, and New Medium Enterprises, Inc. has the right to refuse a subscription of Common Shares if, in its sole discretion, New Medium
Enterprises, Inc. believes that the prospective investor does not meet the applicable suitability requirements or the Common Shares are otherwise an unsuitable investment for the prospective investor. If any prospective investor is not accepted by New Medium Enterprises, Inc., any funds tendered by such investor will be returned without interest thereon. As noted above, transferability of the Common Shares will be restricted. Once purchased by the investor, no transfer of the Common Shares will be affected unless New Medium
Enterprises,  Inc.  receives  an  opinion  of counsel satisfactory to New Medium
Enterprises, Inc., to the effect that such proposed transfer does not violate any state or federal securities laws. In addition, under the laws of certain states, an investor may transfer Shares only to persons who meet similar standards, and New Medium Enterprises, Inc. may require certain assurances that such standards are met. Investors should carefully read the requirements in connection with restrictions relating to the transferability of Shares set forth in the Subscription Agreement and elsewhere in this Private Placement
Memorandum. Each prospective investor should obtain the advice of such investor's attorney, tax consultant and business advisor with respect to the legal, tax and business aspects of this investment prior to subscribing for Common Shares.


 INDEMNIFICATION  OF  OFFICERS  AND  DIRECTORS

The Articles of Incorporation of New Medium Enterprises, Inc. provide indemnification of directors and officers and other corporate agents to the fullest extent permitted pursuant to the laws of Nevada. The Articles of Incorporation also limit the personal liability of New Medium Enterprises, Inc.'s directors to the fullest extent permitted by the Nevada Revised Statutes.
The Nevada Revised Statutes contain provisions entitling directors and officers of New Medium Enterprises, Inc. to indemnification from judgments, fines, amounts paid in settlement and reasonable expenses, including attorney's fees, as the result of an action or proceeding in which they may be involved by reason of being or having been a director or officer of New Medium Enterprises, Inc., provided said officers or directors acted in good faith.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling New Medium
Enterprises, Inc. pursuant to the foregoing provisions, or otherwise, New Medium
Enterprises, Inc. has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by New Medium
Enterprises, Inc. of expenses incurred or paid by a director, officer or controlling person of New Medium Enterprises, Inc. in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, New
Medium Enterprises, Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

EXHIBITS BY REFERENCE:


Exhibit  2  Quarterly  Report  for  Period  Ending  March  30,  2004
Exhibit  3  Annual  Audited  Report  for  Fiscal  Year  Ending  June  30,  2003.


NEW  MEDIUM  ENTERPRISES,  INC.
(A  Nevada  Corporation)

Confidential  Private  Placement  Memorandum

SUBSCRIPTION  DOCUMENTS

     In the event you decide not to participate in this Offering please return the Confidential Placement Memorandum and the Subscription Documents to the principal office of the Company as set forth below.



                          New  Medium  Enterprises,  Inc.
                                1510  51st  Street
                            Brooklyn,  New  York  11219
                              Tel:  (718)  435-5291
                              Fax:  (718)  972-6196




                         SUBSCRIPTION  TABLE





                  NET OFFERING
OFFERING AMOUNT.  NUMBER OF COMMON SHARES  OFFERING PRICE   AMOUNT
----------------  -----------------------  ---------------  ----------
1,000,000 . . .                5,000,000  $    0.20 Cents  $1,000,000
----------------  -----------------------  ---------------  ----------



                         SUBSCRIPTION  DOCUMENTS

                                                       Page


INSTRUCTIONS  FOR  SUBSCRIBING     2
SUBSCRIPTION  AGREEMENT     5
PROSPECTIVE  PURCHASER  QUESTIONNAIRE     22

INSTRUCTIONS  FOR  SUBSCRIBING


NO PERSON WILL BE ACCEPTED AS A PURCHASER PRIOR TO A CLOSING OF The OFFERING. THE COMPANY RESERVES THE RIGHT TO REJECT ANY SUBSCRIPTION, In WHOLE OR IN PART, OR TO ALLOT ANY PROSPECTIVE PURCHASER FEWER THAN THE NUMBER OF COMMON SHARS SUBSCRIBED FOR BY SUCH PROSPECTIVE PURCHASER. ANY REPRESENTATION TO THE CONTRARY IS UNAUTHORIZED AND MAY NOT BE RELIED UPON.

     Please read the Subscription Agreement carefully. In order to subscribe For the Common Shares you must:


1.Initial the appropriate box(es) in the Subscription Agreement under the Sections "For Qualified Institutional Buyers" or "For Accredited Investors" on pages 10 through 15.


2.Initial the appropriate boxes in the Subscription Agreement on pages 17-19 and 20 and complete item 19(b)(2) (if applicable) and item 19(c).

3. Sign and complete the appropriate signature page. If you are a resident of Pennsylvania, you must also append your signature in the place provided immediately below paragraph 15(b) on page 16 of the Subscription Agreement.

4. Complete pages 23-30 of the PROSPECTIVE PURCHASER QUESTIONNAIRE, and sign on pages 26, 27, 28 and 29 of the Questionnaire, as applicable.

5. Return the above materials along with payment for the amount of your Subscription to the Company at the following address:

                        New  Medium  Enterprises,  Inc.  1510
                         51st  Street  Brooklyn,  New  York
                          11219  Tel:  718-435-5291  Fax:
                                  718-972-6196


Wire  transfers  should  be  coordinated  in  advance  of  transmission.

A completed and signed subscription agreement must be faxed to the Company at the fax number below:

New  Medium  Enterprises,  Inc.
1510  51  St.
Brooklyn,  NY  11219
Tel:  718-435-5291
Fax  #  718-972-6196

The subscription document, when approved, will be returned to Subscriber's fax number. Hard copies to follow by both the Subscriber and the Company.

Proceeds from the sale of shares shall be transmitted by wire transfer to the Company at the banking coordinates below:

HSBC  Bank
Account  Name:  New  Medium  Enterprises,  Inc.
ABA  #  021001088
Ref:  Subscription

7.Each prospective purchaser may be required to provide such additional information as the Company shall reasonably request. In this connection, please note:

(a)A partnership may be required to provide a copy, among other items, of its Partnership Agreement, as amended, as well as all other documents that authorize the partnership to invest in the Common Shares.

(b) A corporation may be required to provide a copy, among other items, of its Articles of Incorporation and By-Laws, as amended, in effect as well as all other documents that authorize the corporation to invest in the Common Shares.

(c) A trust may be required to provide a copy, among other items, of its Declaration of Trust or other governing instrument, as amended, as well as other documents that authorize the trust to invest in the Common Shares If you have any questions about the subscription documents. Please contact The company, at telephone: (718) 435-5291.

FAILURE  TO  COMPLY  WITH  THE  ABOVE  INSTRUCTIONS  MAY  CONSTITUTE  AN INVALID
SUBSCRIPTION, WHICH, IF NOT CORRECTED, COULD RESULT IN THE REJECTION OF YOUR SUBSCRIPTION REQUEST. EVEN IF CORRECTED, THE DELAY MAY RESULT IN (1) THE ACCEPTANCE OF ANOTHER PURCHASER WHOSE SUBSCRIPTION BOOKLET WAS INITIALLY RECEIVED BY THE SELLING AGENT AFTER YOURS OR (2) THE OFFERING BEING CLOSED WITHOUT YOUR SUBSCRIPTION REQUEST BEING CONSIDERED BY THE COMPANY.

SUBSCRIPTION  AGREEMENT


Note: one completed and executed copy of this subscription agreement accompanied By payment for the amount of your subscription, must be returned to: New Medium Enterprises, inc. 1510 51st street, Brooklyn, New York 11219. Fax # 718-972-6196.

Name  of  Subscriber:  Jasopt  Pty  Ltd.    U.S.  Social  Security:  N.A.
Address:  Level  3,  54-58  Park  St.  Sydney,  NSW  2000  Australia
Number  of  Common  Shares  Subscribed:   5,000,000.


                          NEW  MEDIUM  ENTERPRISES,  INC.
                             SUBSCRIPTION  AGREEMENT
Gentlemen:

1. Subscription. The undersigned, intending to be legally bound, hereby irrevocably agrees to purchase from New Medium Enterprises, Inc. (the "Company"), a Nevada corporation, the number of Common Shares set forth above and on the signature page hereof, whereby shares are offered at $0.20 per share. This Subscription Agreement and the Confidential Private Placement Memorandum dated July 5, 2004, together with any amendments thereto relates to an offering of a maximum of 5,000,000 Common Shares @ .20 cents per Share. The Common Shares, are subject to all applicable restrictions as required by law.


2. Payment: Funds shall be wire transferred to the Company at the coordinates below:

HSBC  Bank
Account  Name:  New  Medium  Enterprises,  Inc.
ABA  #  021001088
Ref:  Subscription

3. Subscription payments of prospective investors who become shareholders of the Company will be transferred to the Company at one or more Closings.

4. Acceptance of Subscription/Rescission. The undersigned understands and agrees that the Company in its sole discretion reserves the right to accept or reject this or any other subscription for Common Shares in whole or in part, notwithstanding prior receipt by the undersigned of a notice of acceptance. If this subscription is rejected by the Company in whole or in part, the Company shall promptly return all funds received from the undersigned and this Subscription Agreement shall thereafter be of no further force or effect. In addition to any other rights granted to the Subscriber or available under State law, in the event the Subscriber has delivered funds to the Company prior to receipt of the Private Placement Memorandum (PPM) by the Subscriber, then the Subscriber is granted 72 hours from the receipt of the (PPM) to revoke the subscription and receive back without deduction the entire amount of subscription funds delivered to the Company.

5. Representations and Warranties. The undersigned hereby acknowledges, represents and warrants to, and agrees with, the Company, as follows:

(a) the undersigned understands that the offering and sale of the Common Shares are intended to be exempt from registration under the Securities Act of 1933 (the "Securities Act"), by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder, and in accordance therewith and in furtherance thereof, the undersigned represents and warrants and agrees as follows:

(1)The undersigned and/or the undersigned's adviser(s) has/have received the PPM has/have carefully reviewed it and understand(s) the information contained therein;

(2) The undersigned acknowledges that all documents, records, and books pertaining to this investment (including, without limitation, the Memorandum) have been made available for inspection by the undersigned, the undersigned's attorney, accountant, or adviser(s);

(3) The undersigned and/or the undersigned's adviser(s) has/have had a reasonable opportunity to ask questions of receive answers from a person or persons acting on behalf of the Company concerning the Offering of the Common Shares and all such questions have been answered to the full satisfaction of the undersigned;

(4) No oral or written representations have been made other than as stated in the PPM and no oral or written information furnished to the undersigned or to the undersigned's adviser(s) in connection with the Offering of the Common Shares were in any way inconsistent with the information stated in the PPM.

(5)The undersigned is not subscribing for Common Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person other than the Company in connection with investments in securities generally;

(6) If the undersigned is a natural person, the undersigned has reached the age of majority in the state in which the undersigned resides, has adequate means of providing for the undersigned's current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Common Shares for an indefinite period of time, has no need for liquidity in such investment, and, at the present time, could afford a complete loss of such investment;

(7)The undersigned or the undersigned's purchaser representative, as the case may be, has such knowledge and experience in financial, tax, and business matters so as to enable the undersigned to utilize the information made available to the undersigned in connection with the Offering of the Securities, to evaluate the merits and risks of an investment in the Securities, and to make an informed investment decision with respect thereto;

(8) The undersigned is not relying on the Company with respect to the tax and other economic considerations of an investment;

(9) The undersigned understands that the Securities have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon the undersigned's investment intention. In this connection, the undersigned hereby represents that the undersigned is purchasing the Securities for the undersigned's own account for investment and not with a view toward the resale or distribution to others.

10)The undersigned understands that the shares of the Company are trading on the OTC Bulletin Board, and the shares have historically had a low level of trading volume. The undersigned understands that even if there is an increase in trading volume , Rule 144 promulgated under the Act requires, among other conditions, a two-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act. The undersigned understands and hereby acknowledges that the Corporation is under no obligation to register the Common Shares or any of the Securities under the Act or any state securities or "blue sky" laws other than as expressly set forth in the Memorandum. The undersigned consents that the Corporation may, if it desires, permit the transfer of the Securities comprising the Common Shares out of the undersigned's name only when the undersigned's request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Corporation that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state "blue sky" laws (collectively, "Securities Laws"). The undersigned agrees to hold the Corporation and its directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by the undersigned contained herein or any sale or distribution by the Subscriber in violation of the Securities Laws.

(11)The undersigned consents to the placement of a legend on any certificate or other document evidencing the Securities that such Securities have not been registered under the Act or any state securities or "blue sky" laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The undersigned is aware that the Corporation will make a notation in its appropriate records with respect to the restrictions on the transferability of the Securities.

(12)The undersigned understands that the Corporation will review this Agreement and is hereby given authority by the undersigned to call undersigned's bank or place of employment or otherwise review the financial standing of the undersigned; and it is further agreed that the Corporation reserves the unrestricted right to reject or limit any subscription, to accept subscriptions for fractional Common Shares and to close the Offering to the undersigned at any time.

(13) The undersigned hereby represents that the address of the undersigned furnished by the undersigned on the signature page hereof is the undersigned's principal residence if the undersigned is an individual or its principal business address if it is a corporation or other entity.

(14) The undersigned acknowledges that if he is a Registered Representative of an NASD member firm, he must give such firm the notice required by the NASD's Rules of Fair Practice, receipt of which must be acknowledged by such firm in
Section  14  below.

(15) The undersigned recognizes that the Company has that it has a very limited financial and operating history and that investment in the Company involves substantial risks, including loss of the entire amount of such investment, and has taken full cognizance of and understands all of the risks related to the purchase of the Common Shares.

(16)The undersigned acknowledges that each certificate representing Securities shall be stamped or otherwise imprinted with a legend substantially in the following form:

"The securities presented hereby have not been registered under the Securities Act of 1933, as amended or any state securities laws and neither the securities nor any interest therein may be offered, sold, transferred, pledged, or otherwise disposed of except pursuant to an effective registration statement under such act or such laws or unless an exemption from registration under such act and such laws, in the opinion of counsel for the holder (which counsel and opinion are reasonably satisfactory to counsel for this Company) is available."

The undersigned meets the requirements of one of the subparagraphs listed in subparagraph (c) or (d) below as of the date of this Subscription Agreement, and if there is any material change in such status prior to the sale of the Common Shares, the undersigned will immediately furnish such revised or corrected information to the Company.

(17) The undersigned acknowledges receipt of the Private Placement Memorandum, along with Exhibits, 1, 2, and 3. The undersigned acknowledges that he has had the opportunity to read the PPM and review the exhibits and consult with an attorney. The undersigned acknowledges that he has been given access to all of the company's filings on Edgar, by viewing the Company's filings on the Company's designated page on the Edgar database, accessed at www.sec.gov, Company Name: New Medium Enterprises, Inc.


[Please insert your initials in the appropriate space to the description applicable to you]

          (c)     FOR  ACCREDITED  INVESTORS

(1) A natural person who has individual income of more than $200,000 in each of the most recent two years or joint income with that persons's spouse in excess of $300,000 in each of the most recent two years and who reasonably expects to reach that same income level for the current year. For this purpose, "individual income" means adjusted gross income, as reported by a federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, (A) increased by the individual's share (and not a spouse's share) of:
(1) the amount of any tax exempt interest income received, (2) amounts contributed to an IRA or Keogh retirement plan (3) alimony paid, and (4) the excluded portion of any long-term capital gains, and (B) adjusted, plus or minus, for any non-cash loss or gain, respectively, reported for federal income;

(2) A natural person whose individual net worth, or joint net worth with that person's spouse, is in excess of $1,000,000. For this purpose, "net worth" means the excess of total assets at fair market value, including home and personal property, over total liabilities, provided, however, for the purpose of determining a person's net worth, the principal residence owned by an individual shall be valued at cost, including the cost of improvements, net of current encumbrances upon the property or valued on the basis of a written appraisal used by an institutional lender making a loan secured by the property. For the purposes of this provisions, "institutional lender" means a bank, savings and loan company, industrial loan company, credit union, personal property broker or a company whose principal business is as a lender upon loans secured by real property and which has such loans receivable in the amount of $2,000,000 or more. Any person relying on the appraised value of a principal residence must deliver to the Company, at or prior to the date of execution hereof, a copy of such appraisal;

(3) A trust, with total assets in excess of $5,000,000, which is not formed for the purpose of acquiring the Common Shares and whose purchase is directed by a person who has such knowledge and experience in financial business matters that such person is capable of evaluating the risks and merits of an investment in the Common Shares;

(4) A bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940; or a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940; a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of the Employee Retirement Income Security Act of 1974, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if the employee benefit plan is a self-directed plan and the investment decision is made solely by persons who are accredited investors;

(5) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

___(6) An organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Common Shares with total assets in excess of $5,000,000;

____     (7)  A  director  or  executive  officer  of  the  Company;
or

__X__(8) An entity in which all of the equity owners meet the requirements of at least one of the above subparagraphs for accredited investors.


(d)     FOR  QUALIFIED  INSTITUTIONAL  BUYERS

___1) An insurance company as defined in Section 2(13) of the Securities Act, acting for its own account or the accounts of other qualified institutional buyers which, in the aggregate, owns or invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it;

(2) An investment company registered under the Investment Company Act of 1940 (the "Investment Company Act") or any business development company as defined in
Section 2(a)(48) of that Act, acting for its own account or the accounts of other qualified institutional buyers which, in the aggregate, owns or invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it;

____(3)A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, acting for its own account or the accounts of other qualified institutional buyers which, in the aggregate, owns or invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it.

____A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, aggregate, owns or invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it;

____5) An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, acting for its own account or the accounts of other qualified institutional buyers which, in the aggregate, owns or invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it;

___(6) A business development company as defined in Section 202(a)(22) of the Investment Adviser Act of 1940, acting for its own account or the accounts of other qualified institutional buyers which, in the aggregate, owns or invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it;

___7) An organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation (other than a bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution referenced in Section 3(a)(5)(A) of the Securities Act or a foreign bank or savings and loan association or equivalent institution, partnership, or Massachusetts or similar business trust, acting for its own account or the accounts of other qualified institutional buyers which, in the aggregate, owns or invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it;

____(8) An investment adviser registered under the Investment Advisers Act of 1940, acting for its own account or the accounts of other qualified institutional buyers which, in the aggregate, owns or invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it;

____(9) A dealer registered pursuant to Section 15 of the Exchange Act or 1934, acting for its own account or the accounts of other qualified institutional buyers, which, in the aggregate, owns and invests on a discretionary basis at least $10 million of securities of issuers that are not affiliated with the dealer, provided that securities constituting the whole or a part of an unsold allotment to or subscription by a dealer as a participant in a public offering shall not be deemed to be owned by such dealer;

____(10) A dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 acting in a riskless principal transaction on behalf of a qualified institutional buyer;

____(11) An investment company registered under the Investment Company Act, acting for its own account or for the accounts of other qualified institutional, that is part of a family of investment companies which own, in the aggregate, at least $100 million in securities of issuers, other than issuers that are affiliated with the investment company or are part of such family of investment companies. "Family of investment companies" means any two or more investment companies registered under the Investment Company Act (except for a Common Shares investment trust whose assets consist solely of Common Shares of one or more registered investment companies) that have the same investment adviser (or, in the case of Common Shares investment trusts, the same depositor), provided that for purposes of this paragraph (11);

(A)Each series of a series company (as defined in Rule 18f-2 under the Investment Company Act) shall be deemed to be a separate investment company; and

(B)Investment companies shall be deemed to have the same adviser (or depositor) if their adviser (or depositors) are majority-owned subsidiaries of the same parent, or if one investment company's adviser (or depositor) is a majority-owned subsidiary of the other investment company's adviser (or depositor).

__(12) An entity, all of the equity owners of which are qualified institutional buyers, acting for its own account or the accounts of other qualified institutional buyers; and

____13) A bank as defined in section 3(a)(2) of the Securities Act, savings and loan association or other institution as referenced in Section 3(a)(5)(A) of the Securities Act, or foreign bank or savings and loan association or equivalent institution, acting for its own account or the accounts of other qualified institutional buyers, which, in the aggregate, owns and invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it and that has an audited net worth of at least $25 million as demonstrated in its latest annual financial statements, as of a date not more than 16 months preceding the date of execution hereof, in the case of a U.S. bank or savings and loan association, and not more than 18 months preceding the date of execution hereof, in the case of a foreign bank or savings and loan association or equivalent institution.

(e) The undersigned's overall commitment to investments which are not readily marketable is reasonable in relation to the undersigned's net worth.

(f) The undersigned hereby agrees to provide such information and to execute and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject, including without limitation, such additional information as the Company or the Placement Agent may deem appropriate with regard to the undersigned's suitability.

     ____     (14)  NASD  Affiliation.

Are  you  affiliated  or associated with an NASD member firm (please check one):

Yes______               No__X____

If  Yes,  please  described:

     _________________________________________________________

     _________________________________________________________
_________________________________________________________
* If undersigned is a Registered Representative with an NASD member firm, have the following acknowledgement signed by the appropriate party:





The  undersigned NASD member firm acknowledges receipt of the notice required by
Article  3,  Sections  28(a)  and  (b)  of  the  Rules  of  Fair  Practice.


     _____________________________________
Name  of  NASD  Member  Firm


     By:__________________________________
     Authorized  Officer


     Date:________________________________

The undersigned is informed of the significance to you of the foregoing representations and answers contained in the undersigned representations contained in this Paragraph 5 and such answers have been provided under the assumption that the Corporation will rely on them.

(g)     The  undersigned  acknowledges:

(1) That the undersigned is aware that investment in the Common Shares involves a number of very significant risks, and has carefully read and considered the matters set forth under the caption "Risk Factors" in the Memorandum;

(2) In making an investment decision the undersigned has relied on the undersigned's own examination of the Company and the terms of the Offering, including the merits and risks involved. These Common Shares have not been recommended by any federal or state securities commission or regulatory authority. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of the Memorandum or this document. Any representation to the contrary is a criminal offense.

(3) The undersigned, if executing this Subscription Agreement in a representative or fiduciary capacity, has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or other entity for whom the undersigned is executing this Subscription Agreement, and such individual, ward, partnership, trust, estate, corporation, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company; and

(4) The representations, warranties, and agreements of the undersigned contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date of the sale of the Common Shares as if made on and of such date and shall survive the execution and delivery of this Subscription Agreement and the purchase of the Common Shares.

6. Indemnification. The undersigned agrees to indemnify and hold harmless the Company, the Placement Agent, the Selected Dealers and their respective officers, directors, agents, and affiliates against any and all loss, liability, claim, damage, and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

7. Irrevocability; Binding Effect. The undersigned hereby acknowledges and agrees that the subscription hereunder is irrevocable by the undersigned, that, except as required by law, the undersigned is not entitled to cancel, terminate, revoke this Subscription Agreement or any agreements of the undersigned hereunder, and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the undersigned is more than one person, the obligations of the undersigned hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his/her heirs, executors, administrators, successors, legal representatives, and permitted assigns.

8. Modification. Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged, or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge, or termination is sought.

9. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be personally delivered or deemed delivered the third business day after being mailed by first class mail, to the party to receive same (a) if to the Company, to New Medium Enterprises, Inc. , 1510 51st Street, Brooklyn, New York 11219, or (b) if to the undersigned, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 9). Any notice or other communication given by certified mail shall be deemed given at the time of receipt thereof.

10. Assignability. This Subscription Agreement and the rights and obligations hereunder are not transferable or assignable by the undersigned.

11.Applicable Law. Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all of the terms and provisions hereof except by operation of law and laws of decent shall be construed in accordance with the laws of the State of New York without regard to principles of conflicts of law and any dispute brought hereunder shall be brought in a Federal or State court located in either the Southern or Eastern Districts of New York.

12. Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Common Shares as herein provided; subject, however, to the right hereby reserved to the Corporation to enter into the same agreements with other subscribers and to add and/or delete other persons as subscribers.

13. It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

14. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purpose and intent of this Agreement.

15. State Securities Laws. Subscribers who reside in CALIFORNIA, PENNSYLVANIA or MASSACHUSETTS also agree and represent as follows:

(a) THE UNDERSIGNED, IF A CALIFORNIA RESIDENT, REPRESENTS THAT: (1) THE UNDERSIGNED OR THE UNDERSIGNED'S PROFESSIONAL ADVISER CAN PROTECT THE UNDERSIGNED'S INTEREST IN CONNECTION WITH THIS TRANSACTION; (2) THE UNDERSIGNED IS ABLE TO BEAR THE ECONOMIC RISK OF THIS INVESTMENT OR (3) THIS INVESTMENT DOES NOT EXCEED 10% OF SUCH PERSON'S NET WORTH OR JOINT NET WORTH WITH SUCH PERSON'S SPOUSE.

(b)THE UNDERSIGNED, IF A PENNSYLVANIA RESIDENT, REPRESENTS THAT THE UNDERSIGNED WILL NOT SELL ANY Common Shares FOR A PERIOD OF TWELVE (12) MONTHS FROM THE DATE OF PURCHASE IF THIS SUBSCRIPTION IS NOT TIMELY WITHDRAWN PURSUANT TO THE RIGHT
OF RECISION GRANTED UNDER THE PENNSYLVANIA SECURITIES ACT, UNLESS SUCH SECURITIES ARE SUBSEQUENTLY REGISTERED UNDER FEDERAL SECURITIES LAWS OR ARE SOLD IN ACCORDANCE WITH PENNSYLVANIA SECURITIES LAWS. ANY OFFEREE WHO IS A RESIDENT OF PENNSYLVANIA HAS THE RIGHT TO WITHDRAW THIS SUBSCRIPTION, WITHOUT INCURRING ANY LIABILITY TO THE COMPANY, THE SELLING AGENT OR ANY OTHER PERSON AND TO CANCEL THE PURCHASE OF Common Shares, WITHIN TWO (2) BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE COMPANY OF A WRITTEN BINDING CONTRACT OF PURCHASE OR, IN THE CASE OF A TRANSACTION IN WITH THERE IS NO WRITTEN BINDING CONTRACT OF PURCHASE, WITHIN TWO (2) BUSINESS DAYS AFTER THE INITIAL PAYMENT FOR THE Common Shares BEING OFFERED.

SIGNATURE  OF  PENNSYLVANIA  RESIDENT:________________________________


(c) THE UNDERSIGNED, IF A MASSACHUSETTS RESIDENT, REPRESENTS THAT THE UNDERSIGNED'S INVESTMENT IN THE Common Shares DOES NOT EXCEED 25% OF SUCH
PERSON'S NET WORTH OR, IF MARRIED, THE COMBINED NET WORTH OF SUCH PERSON'S SPOUSE AND THE UNDERSIGNED, EXCLUDING PRINCIPAL RESIDENCE AND HOME FURNISHINGS.

16.     Nature  of  Subscriber.   The  undersigned  is  (check  one):

_____     (a)     One  or  more  individuals
____X_     (b)     A  corporation
_____     (c)     A  partnership
_____     (d)     A  trust
_____     (e)     Another  entity  or  organization,

namely  (please  specify):
_________________________
17. Other Certifications. By signing the Signature Page, the undersigned certifies as follows:

(a) that the undersigned and its grantor (if a trust) or its general partners
(if  a  partnership)  have not filed or been involved in bankruptcy proceedings;

(b) if the undersigned is an individual investor, that one of the following is true and correct (check one):

     Spouse  if
Purchaser               Co-Owner

 1) I am a citizen or resident of the States for federal income tax purposes. ____ ____ (2) I am neither a States citizen nor a resident of the States for federal income tax purposes.

(c) if the undersigned is a trust, that the trust has not been established in connection with either (1) an employee benefit plan (as defined in Section 3(3) of ERISA), whether or not subject to the provisions of Title I of ERISA, or (2) a plan described in Section 4975(e)(i) of the Internal Revenue Code and that one of the following is true and correct (check one):

____ (1) the Trust is an estate or trust whose income from sources outside the States is includable in its gross income for States federal income tax purposes regardless of its connection with a trade or business carried on the States.

____(2) the Trust is an estate or trust whose income from sources outside the States is not includable in its gross income for States federal income tax purposes regardless of its connection with a trade or business carried on in the States.

(d) if the undersigned is a partnership, that the assets of the partnership do not constitute "plan assets" within the meaning of ERISA and regulation S 2510.3-101 promulgated thereunder and that one of the following is true and correct (check one):

_____1) the Partnership is a partnership formed in or under the laws of the States or any political subdivision thereof.

     (2) the Partnership is a partnership not formed in or under the laws of the States or any political subdivision thereof.

(e) if the undersigned is a corporation, that the assets of the Corporation do not constitute "plan assets" within the meaning of ERISA and regulation S2510.3-101 promulgated thereunder and that one of the following is true and correct (check one):

    ____1) the Corporation is a corporation organized in or under the laws of the States or any political subdivision thereof.

     ____ 2) the Corporation is a corporation which is neither created nor organized in or under the States or any political subdivision thereof but which has made an election under either Section 897(i) or 897(k) of the States Internal Revenue Code of 1986, as amended, to be treated as a domestic corporation for certain purposes of federal income taxation (A copy of the Internal Revenue Service acknowledgment of the undersigned's election must be attached to this Subscription Agreement if this provision is applicable).
    ____
(3)  neither  (1)  nor  (2)  above  is  true.


________________________________________
If the purchaser has indicated that the Common Shares will be held as JOINT TENANTS, as TENANTS IN COMMON, or as COMMON SHARES PROPERTY, please complete the following:


     _________________________________________
Print  Name  of  Spouse  or  Other  Purchaser

_________________________________________
     Signature  of  Spouse  or  Other  Purchaser

_________________________________________
Social  Security  Number


ACCEPTED  AND  AGREED:

NEW  MEDIUM  ENTERPRISES,  INC.


Dated:

If you are purchasing common shares with your spouse, you must both sign the Signature page. If you are purchasing common shares with another person not your Spouse, you must each fill out all areas of this agreement applicable to an Individual purchaser.

     SUBSCRIPTION  AGREEMENT  SIGNATURE  PAGE  FOR  PARTNERSHIPS,
     CORPORATIONS,  TRUSTS,  OR  OTHER  ENTITIES

IN  WITNESS  WHEREOF,  the  undersigned  has  executed  this Agreement this
4th   day  of  August  2004.  Number  of  Common  Shares  being  subscribed for:  5,000,000.

Graham  Cubbin  -Director
Jasopt  Pty  Limited
_________________________________________
Print  Name  of  Partnership,  Corporation,
Trust  or  other  Entity

_Graham Cubbin, Director
(Signature  of  Authorized  Signatory)


Title: Director

Taxpayer  Identification  Number:N.A.

Date  of  Formation:___________________________

Address  of  Chief  Executive  Office  of  Subscriber:

__________________________________________

     _________________________________________

     _________________________________________

ACCEPTED  AND  AGREED:
NEW  MEDIUM  ENTERPRISES,  INC.

By:  Ethel Schwartz
Name:
Title:  CEO
Dated:  August 4,  2004

PROSPECTIVE  PURCHASER  QUESTIONNAIRE

 For  Confidential  Private  Offering
                    of
 New  Medium  Enterprises,  Inc.

To:     New  Medium  Enterprises,  Inc.
     1510  51st  Street
Brooklyn,  New  York  11219

N.A.

The information contained herein is being furnished to you in order to assure you that the undersigned meets the standards of an "Accredited Investor" imposed by Rule 501 of Regulation D promulgated under the Securities Act of 1933 (hereinafter the "Act")The undersigned understands that (i) you will rely upon the information contained herein for purposes of such determination, (ii) the securities will not be registered under the Act in reliance upon the exemption from registration provided by Section 4 (2) of the Act and Rule 506 of Regulation D, promulgated thereunder and (iii) this questionnaire is not an offer to sell securities to the undersigned.

The undersigned further represents to you that (i) the information contained herein is complete and accurate and may be relied upon by you, and (ii) the undersigned will notify you immediately of any material change in any of such information occurring prior to the purchase of such securities, if any purchase is made, by the undersigned.

THE UNDERSIGNED UNDERSTANDS AND AGREES THAT, ALTHOUGH THIS QUESTIONNAIRE WILL BE KEPT STRICTLY CONFIDENTIAL, THE ISSUER OF ANY SECURITIES PURCHASED BY THE UNDERSIGNED MAY PRESENT THIS QUESTIONNAIRE TO SUCH PARTIES AS IT DEEMS ADVISABLE IF CALLED UPON TO ESTABLISH THE AVAILABILITY UNDER ANY FEDERAL OR STATE
SECURITIES  LAWS  OF  AN  EXEMPTION  FROM REGISTRATION OF THE PRIVATE PLACEMENT.

THIS LETTER IS NOT AN OFFER TO SELL SECURITIES BUT MERELY A REQUEST FOR INFORMATION PURSUANT TO REGULATION D OF THE SECURITIES AND EXCHANGE COMMISSION.

Please complete, sign, date and return one copy of this questionnaire to the Company at New Medium Enterprises, Inc. , 1510 51st Street, Brooklyn, New York 11219, as soon as possible.

     PLEASE  TYPE  OR  PRINT

1.     Name:  ________________________________________________________
     Date  of  Birth:  _________________________
Social  Security  Number:_________________
Citizenship:  _______________     Marital  Status:  _____________
Number  of  Dependents:  ______
Where  Registered  to  Vote:  ____________________________________
State of Issuance of Driver's License: _______________________ Home Address:_________________________________________________
Home  Telephone  Number:________________________________________

2.     Firm  Name:  ___________________________________________________
     Nature  of  Business:  __________________________________________
Position:  ____________________________________________________
Nature  of  Duties:  ____________________________________________
Business  Address:  ____________________________________________
Business  Telephone  Number:  ___________________________________

3. Your employment, positions or occupations during the past 5 years (and the inclusive dates of each) are as follows (Note: What is sought is a sufficient description to enable the Issuer to determine the extent of vocationally related experience in financial and business matters): Employment, Position Nature of or
Occupation

Duties          From          To
______________________________________________________________

______________________________________________________________

______________________________________________________________

4. Your general, business or professional education, and the degrees received, are as follows:

     School               Degree          Year  Received
______________________________________________________________

______________________________________________________________

______________________________________________________________

______________________________________________________________

______________________________________________________________

5.Was your income (from all sources) for each of the latest two complete calendar years more than (check one):

     ___  $40,000;          ___  $60,000;     ___  $80,000;
___  $100,000;          ___  $200,000;     ___  $500,000.

(a) What percentage of your income as shown above was derived from sources other than salary? _______________

(b) Approximately what percentage of your income as shown above remained after payment of Federal, state and local taxes, and after payment of all ordinary and necessary business and/or living expenses? ________________

6. Was your income with that of your spouse for each of the latest two complete calendar years more than (check one):

     ___  $40,000;          ___  $60,000;     ___  $80,000;
___  $100,000;          ___  $300,000;     ___  $500,000.

(a) What percentage of your combined income as shown above is derived from sources other than salary? __________

(b)Approximately what percentage of your combined income as shown above remained after payment of Federal, state and local taxes, and after payment of all ordinary and necessary business and/or living expenses?
______________________

7.Is your income from all sources for the current calendar year reasonably expected to be more than (check one):

     ___  $40,000;     ___  $60,000;          ___  $80,000;
___  $100,000;     ___  $200,000;          ___  $500,000?

(a) What percentage of your income as shown above will be derived for sources other than salary?
___________________
(b)  Approximately  what  percentage  of  your income as shown above will remain after payment of Federal, state, and local taxes, and after payment of all ordinary and necessary business and/or living expenses?
__________________________

8. Is your income with that of your spouse from all sources for the current calendar year reasonably expected to be more than (check one):

     ___  $40,000;     ___  $60,000;          ___  $80,000;
___  $100,000;     ___  $300,000;          ___  $500,000.

(a) What percentage of your net worth as shown above is invested in tax "shelter" investments and investments in marketable securities (stocks, bonds, debentures, or notes)? __________________

(b) What percentage of you net worth as shown above constitutes home, furnishings and automobiles? ________________




(c) What percentage of your net worth as shown above constitutes liquid assets (cash or assets readily convertible to cash)? ____________________

10.     Indicate  any  other  investments  or  contingent  liabilities  which you
reasonably anticipate could cause you to require cash in excess of the amount of cash readily available to you (please specify):
___________________________________________________________________
___________________________________________________________________
     ___________________________________________________________________

11.     Investment  experience:

(a)  Please  indicate the frequency of your investment in marketable securities:
(  )  often;     (  )  occasionally;     (  )  seldom;     (  )  never.

(b)  Please  indicate  the  frequency  of  your  investment  in  high technology companies:
(  )  often;     (  )  occasionally;     (  )  seldom;     (  )  never.

(c)  Please  indicate  the  frequency  of  your  investment  in  options:
(  )  often;     (  )  occasionally;     (  )  seldom;     (  )  never.

(d) Please indicate the frequency of your investment in securities purchased on margin:

(  )  often;     (  )  occasionally;     (  )  seldom;     (  )  never.

(I) Please indicate the frequency of your investment in unmarketable securities:
(  )  often;     (  )  occasionally;     (  )  seldom;     (  )  never.

(ii)     Indicate  any  previously  purchased  securities  which  were  sold  to you  in
reliance  on  the  private  offering  exemption  from  registration  under  the
         Securities  Act  of  1933.
_____________________________________________________________
_____________________________________________________________
                                             ___________________________________
                                             __________________________
 12. Please indicate in the space provided below any additional information which you think may be helpful in enabling the Issuer to determine that your knowledge and experience in financial and business matters is sufficient to enable you to evaluate the merits and risks of this investment.
______________________________________________________________
______________________________________________________________
______________________________________________________________

13.     Indicate  whether  you  are  acting  for  your  own  account:
Yes__          No  __

(a)  If  not  acting  for  your  own  account  complete  the  following:
(i)  Capacity  in  which  you  are  acting  (Trustee  or  otherwise):
 __________________________

(ii)     Name,  address  and  telephone  number  of  persons  you
represent:  ______________________________________________
_________________________________________________________
_________________________________________________________

     (iii)  Evidence  of  authority  (please  attach).



NOTE: ANY INDIVIDUALS REPRESENTED BY YOU MUST ALSO BE QUALIFIED AS "PURCHASERS" PURSUANT TO RULE 506 AND THE ACT.

To the best of my information and belief, the above information supplied by the undersigned is true and correct in all respects.

IN WITNESS WHEREOF, I have executed this questionnaire this ___ day of _________ , 2004

_______________________________________
(Signature  of  Prospective  Purchaser)


19.     Matters  Relating  to  the  Undersigned's  Ownership  of  Common Shares.

(a)     Ownership  of  the  Common  Shares is to be held as follows (check one):

____     (1)  Individual
____     (2)  Joint  Tenants  (with  rights  of  survivorship)
____     (3)  Tenants  in  Common  (no  rights  of  survivorship)
____     (4)  Common  Shares  Property

(b) All correspondence relating to the undersigned's investment should be sent (check one):

     ____     (1)  to  the  address  of  the  undersigned  set  forth
on  the  signature  page  hereof

     ____     (2)  to  the  following  address:
_______________________________
_______________________________
_______________________________

(c) The undersigned may be contacted by telephone at the following telephone number(s):

     Home:  (____)  ___________
Work:(____)  ____________

              SUBSCRIPTION  AGREEMENT  SIGNATURE  PAGE  FOR  INDIVIDUALS
                 ALL  INFORMATION  WILL  BE  TREATED  CONFIDENTIALLY
                          NEW  MEDIUM  ENTERPRISES,  INC.
                     PURCHASER  REPRESENTATIVE  QUESTIONNAIRE

New  Medium  Enterprises,  Inc.
1510  51st  Street
Brooklyn,  New  York  11219
(718)  435-5291

Gentlemen:

The information contained herein in being furnished to you in order for you to determine whether a sale of a Common Shares (the "Common Shares") in New Medium Enterprises, Inc. (the "Company") may be made to the undersigned, pursuant to
Section 4 (2) of the Securities Act of 1933 (the "Act") and Regulation D promulgated thereunder. I understand that, (1) you will rely upon the information contained herein for purposes of determining the availability of said exemptions from registration, (2) the Common Shares will not be registered under the Act in reliance upon the exemption from registration afforded by
Section 4 (2) of the Act and Regulation D promulgated thereunder, and (3) this Questionnaire is not an offer to sell the Common Shares or any other securities to the undersigned Purchaser Representative.

I  herewith  furnish  you  with  the  following representations and information:

1.  The  undersigned  is  not  an  affiliate  or  employee  of  the Company, its officers, directors or their affiliates or beneficial owner of 10 percent or more of the equity interest in the Company, except as follows: (State "no exceptions",  or  set  forth  exceptions  and  give  details).
______________________________________________________________
______________________________________________________________
______________________________________________________________

2. he undersigned has such knowledge and experience in financial and business matters so as to be capable of evaluating, alone, or together with other Purchaser to evaluate fully and accurately the merits and risks of an investment in the Company. The undersigned offers as evidence thereof the following additional information (e.g., investment experience, business experience, professional education):
______________________________________________________________
______________________________________________________________
______________________________________________________________

3.     There is no material relationship between the undersigned or his, her, or its
affiliates and the Company or its affiliates, which now exists or is mutually understood to be contemplated or which has existed at any time during the previous two years, nor has compensation been received or will be received as a result of any such relationship, except as follows: (State "no exceptions", or set forth exceptions and give details).
____________________________________________________
______________________________________________________________
______________________________________________________________
______________________________________________________________
The undersigned agrees to notify you promptly of any changes in the foregoing information which may occur prior to the completion of the transaction.

Dated:________________

     Very  truly  yours,


     ____________________________________
Print  or  Type  Name


     ____________________________________
Signature


     ____________________________________
Business  Address


     ____________________________________


     ____________________________________
Telephone


     ____________________________________
Principal  Profession


                            PURCHASER ACKNOWLEDGEMENT

The undersigned hereby acknowledges that the undersigned acted as Purchaser Representative in connection with evaluating the merits and risks of the undersigned's prospective investment in New Medium Enterprises, Inc

WARNING  TO  PROSPECTIVE  PURCHASER

DO NOT EXECUTE THE FOREGOING PURCHASER ACKNOWLEDGEMENT UNLESS AND UNTIL THE PURCHASER REPRESENTATIVE QUESTIONNAIRE PRECEDING SUCH ACKNOWLEDGMENT HAS BEEN COMPLETED IN FULL AND SIGNED.

Under Regulation D, a purchaser representative may not be an affiliate, director, officer or other employee of the Company or any officer, director or beneficial owner of 10 percent or more of any class of the equity securities or 10 percent or more of the equity interest in the Company except where the purchaser is:

(a) Related to the purchaser representative by blood, marriage or adoption, no more remotely than as first cousin;

(b) Any trust or estate in which the purchaser representative or any person related to him as specified in Subdivision (a) or (c) collectively have 100 percent of the beneficial interest (excluding contingent interests) or of which any person serves as trustee, executor or in any similar capacity; or

(c) Any corporation or other organization in which the purchaser representative or any persons related to him as specified in Subdivision (a) or (b) collectively are the beneficial owners of 100 percent of the equity securities (excluding directors' qualifying Common Shares) or equity interest.



________________________________________
     Signature

     ________________________________________
Full Name

     ________________________________________
Date